UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07486

Nuveen Maryland Premium Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report November 30, 2014

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2

NMY
Nuveen Maryland Premium Income Municipal Fund

NMS
Nuveen Minnesota Municipal Income Fund

NOM
Nuveen Missouri Premium Income Municipal Fund

NNC
Nuveen North Carolina Premium Income Municipal Fund

NPV
Nuveen Virginia Premium Income Municipal Fund

Nuveen Investments to be acquired by TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Shareholder Meeting Report	20

Portfolios of Investments	21

Statement of Assets and Liabilities	63

Statement of Operations	65

Statement of Changes in Net Assets	67

Statement of Cash Flows	70

Financial Highlights	72

Notes to Financial Statements	81

Additional Fund Information	99

Glossary of Terms Used in this Report	100

Reinvest Automatically, Easily and Conveniently	102

Annual Investment Management Agreement Approval Process	103

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
January 23, 2015

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
Nuveen Maryland Premium Income Municipal Fund (NMY)
Nuveen Minnesota Municipal Income Fund (NMS)
Nuveen Missouri Premium Income Municipal Fund (NOM)
Nuveen North Carolina Premium Income Municipal Fund (NNC)
Nuveen Virginia Premium Income Municipal Fund (NPV)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, Thomas C. Spalding, CFA, Douglas J. White, CFA and Christopher L. Drahn, CFA, discuss key investment strategies and the six-month performance of these six Nuveen Funds. Dan has managed the Nuveen Georgia and North Carolina Funds since 2007. Tom assumed portfolio management responsibility for the Maryland and Virginia Funds in 2011, Doug has managed the Minnesota Fund since 1993 and Chris has managed the Missouri Fund since 2011.

Fund Mergers

The Nuveen Minnesota Municipal Income Fund (NMS), which commenced operations on October 6, 2014, was formed from the merger of Minnesota Municipal Income Portfolio Inc. (MXA) and First American Minnesota Municipal Income Fund II (MXN) (the Mergers), both of which had been managed by U.S. Bancorp Asset Management, Inc. and sub-advised by Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC. MXA is treated as the survivor of the Mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for NMS for periods prior to October 6, 2014, is that of MXA. MXA’s previous fiscal year end was June 30, 2014, and therefore NMS’s reporting period for this report is from July 1, 2014 through November 30, 2014.

What key strategies were used to manage the Funds during the reporting period ended November 30, 2014?

Falling long-term interest rates helped municipal bonds rally during the reporting period. Additional tailwinds came from a supportive fundamental backdrop and demand continuing to outpace supply. In this environment, bond issuers sought to take advantage of declining rates by retiring older bonds and replacing them with newer debt issued at lower rates. The national municipal market saw an increase in the number of current calls during the reporting period. However, individual states experienced varying levels of call activity. Overall, the Funds continued to seek bonds with long-term potential, while managing interest rate risk and keeping the Funds fully invested.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

In NMY, NMS and NKG, buying activity was fairly muted. In Maryland, we sought bonds with intermediate to longer maturities and medium to lower credit quality, but new issuance in the state during this reporting period tended to be of higher quality and shorter maturity. That being said, we did find two credits with structure and terms that appealed to our strategy, Western Maryland Health and Howard County Housing. New issues of attractive revenue bonds in Minnesota were also relatively scarce, as has typically been the case in this state. We were able to purchase a handful of new issues in the public power and charter school sectors, as well as a few secondary market issues in the health care and transportation sectors in NMS to help keep it fully invested. NKG also stayed fully invested with the purchases of two local general obligation (GO) bonds, one water and sewer bond and one higher education bond, all in the intermediate to longer maturity range.

The other three Funds saw more diversified buying opportunities during the reporting period. In Virginia, purchases for NPV came from the new issue and secondary markets and were mostly in longer dated credits. Additions to the portfolio included bonds issued for the University of Virginia, Metropolitan Washington D.C. Airports Authority and Winchester Economic Development Authority for Valley Health System, as well as various state and local issuing authorities. Buying activity in NOM during the reporting period represented a range of sectors and credit ratings (AA, A, BBB and non-rated). Our largest purchase was a AA-rated Excelsior Springs sales tax revenue bond. In the electric utility sector, we added a Missouri Joint Municipal Electric Utility Commission Plum Point Project credit. We also bought bonds in the hospital and senior living care credit sectors. In NNC, we bought two higher education bonds, two airport bonds, two appropriation bonds and one water and sewer bond.

In addition, we established a portfolio hedge in both NKG and NNC by purchasing a credit default swap on the debt obligations of the U.S. territory of Puerto Rico. We have previously noted a correlation between the credit quality of Puerto Rico bonds and that of the overall high yield municipal bond market. Given that these portfolios regularly maintain a meaningful stake in BBB-rated and below investment grade rated bonds, we saw this as a way to reduce the Funds’ overall risk while continuing to take advantage of opportunities to invest in the lower quality portion of the market. During the reporting period, these swaps had a negligible impact on performance.

Generally, the cash to finance the Funds’ purchases came from bonds that were called or, in the case of NMY, NOM and NPV, sold from our Puerto Rico exposure. In NNC, the market’s recent strength provided us an opportunity to sell low coupon structures in the health care sector, using the proceeds to buy premium coupon structures in appropriation bonds. Selling activity in NKG and NMS was overall muted during the reporting period.

How did the Funds perform during the reporting period ended November 30, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the five-month, six-month, one-year, five-year and ten-year periods ended November 30, 2014. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes and a Lipper classification average.

For the reporting period ended November 30, 2014, the total return at common share NAV for the six Funds exceeded the return for their respective state’s S&P Municipal Bond Index as well as the national S&P Municipal Bond Index. For the same period, NKG, NMY, NOM, NNC and NPV lagged the average return for the Lipper Other States Municipal Debt Funds Classification Average, while NMS outperformed this same classification average. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

6	Nuveen Investments

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important factor affecting the performance of these Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Municipal bonds with longer maturities outperformed those with shorter maturities, as the municipal yield curve flattened somewhat during the reporting period. The Funds were generally positioned with overweights to the longer portions of the yield curve and underweights to the shorter end of the curve, which was beneficial to performance.

In terms of the credit quality spectrum, lower rated municipal bonds performed better than those with higher grade ratings during this reporting period. Investors’ search for yield in the current low rate environment was a boon to lower quality bonds, which tended to offer higher yields in exchange for higher risk. As AAA-rated bonds were the weakest performing category, underweight allocations to these credits in NKG, NMS, NOM and NNC were advantageous to performance. NMS also held an underweight position in AA-rated bonds, which was favorable to results, as this segment also lagged during the reporting period. Additionally, Funds with overweight exposure to medium and lower rated debt, including NMS and NOM, further benefited from the strong relative performance of BBB, BB and non-rated bonds during the reporting period. However, for NPV, credit quality had a neutral impact on performance. NPV’s weighting in U.S. guaranteed bonds, which underperformed because they are primarily short-term bonds with high quality ratings, offset gains made elsewhere in the Fund’s portfolio.

Sectors that outperformed the municipal market during the reporting period included health care, hospitals and transportation, while pre-refunded and GO bonds were the weakest sectors. NMS was aided by overweight allocations in health care (including hospitals and life care), higher education, housing and industrial development credits, together with underweight positions in state and local GO, dedicated tax (primarily sales tax revenue) and pre-refunded bonds. However, NMS’s overweight exposure in public power bonds detracted from performance, as the sector underperformed the benchmark. Positive performance in NPV was driven by an allocation to zero coupon bonds for transportation projects, including toll roads and airports. Because these types of projects are used for long periods of time, their bonds tend to have longer durations, which was favorable during a period when long maturity bonds were in demand from investors. NNC was also positioned with overweight exposure to toll road credits that was beneficial to returns, despite the negative impact of an overweight to pre-refunded bonds. In NKG, overall sector allocation and credit selection hurt performance due to an overweight in pre-refunded bonds and a weak performing health care credit, Ty Cobb Regional Medical Center. NMY’s tobacco holdings dampened performance but tuition revenue bonds were positive contributors.

Another major theme affecting the Funds’ performance during the reporting period was exposure to Puerto Rico bonds. This was the main detractor from performance for NMY and NOM during the reporting period. However, we note that the negative impact of NMY’s Puerto Rico position was somewhat buffered by its holding of American Airlines common stock, which performed well as the company has emerged from bankruptcy. The Fund received American Airlines stock when its holding of bonds issued by Puerto Rico Ports Authority for American Airlines was converted into equity as part of the merger with US Airways, which was completed in December 2013. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.

The Puerto Rico bonds were originally added to our portfolios to keep assets fully invested and working for the Funds’ as well as to enhance diversity, duration and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations and long standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

(below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of November 2014, the Nuveen complex held $71 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management as of November 30, 2014.

NMY, NOM and NPV were active sellers of Puerto Rico paper during the reporting period. NMY reduced its allocation by half, from 9.7% to 5.5% at period end. We trimmed NOM’s exposure from 3.2% to 0.5%, which represents a single holding in an insured, senior lien COFINA (sales tax) bond. NPV’s weighting was cut from 7.8% to 4.6% by the end of the period. NKG, NMS and NNC did not hold any Puerto Rico bonds during the reporting period.

8	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over the reporting period.

As of November 30, 2014, the Funds’ percentages of leverage are as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Effective Leverage*	36.06%	34.54%	33.59%	37.79%	33.46%	37.46%
Regulatory Leverage*	33.52%	32.36%	33.59%	35.07%	33.46%	32.77%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	9

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of November 30, 2014, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	MTP Shares				VMTP Shares			VRDP Shares
				NYSE/
		Shares Issued at	Annual	NYSE MKT			Shares Issued at		Shares Issued at
	Series	Liquidation Value	Dividend Rate	Ticker	Series		Liquidation Value	Series	Liquidation Value	Total
NKG		—	—	—	2017		$75,000,000	—	—	$75,000,000
NMY		—	—	—	2017		$167,000,000	—	—	$167,000,000
NMS		—	—	—	2017	*	$44,100,000	—	—	$44,100,000
NOM	2015	$17,880,000	2.10%	NOM PRC	—		—	—	—	$17,880,000
NNC		—	—	—	2017		$125,000,000	—	—	$125,000,000
NPV		—	—	—	—		—	1	$128,000,000	$128,000,000

*    Includes VMTP Shares resulting from the Merger.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies and Note 4 – Fund Shares for further details on MTP, VMTP and VRDP Shares and each Fund’s respective transactions.

10	Nuveen Investments

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of November 30, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s monthly distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NKG	NMY	NMS	NOM	NNC	NPV
June 2014	$0.0535	$0.0555	N/A	$0.0610	$0.0530	$0.0615
July	0.0535	0.0555	$0.0740	0.0610	0.0530	0.0640
August	0.0535	0.0555	0.0715	0.0610	0.0530	0.0640
September	0.0535	0.0555	0.0690	0.0610	0.0530	0.0640
October	0.0535	0.0555	0.1110	0.0610	0.0530	0.0640
November 2014	0.0535	0.0555	0.0690	0.0610	0.0530	0.0640

Market Yield*	5.10%	5.27%	5.56%	4.85%	4.88%	5.73%
Taxable-Equivalent Yield*	7.53%	7.75%	8.57%	7.16%	7.20%	8.44%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%, 32.0%, 35.1%, 32.3%, 32.2% and 32.1% for Georgia, Maryland, Minnesota, Missouri, North Carolina and Virginia, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2014, all the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes. NMY, NMS, NOM and NPV had positive UNII balances, while NKG and NNC had negative balances for financial reporting purposes.

All monthly dividends paid by the Funds during the period ended November 30, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Funds’ shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 — Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

Nuveen Investments	11

Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NPV was authorized to issue an additional 1,700,000 common shares through its equity shelf program. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. During the current reporting period NPV did not sell any common shares through its equity shelf program.

As of September 30, 2014 NPV’s shelf offering registration statement is no longer effective. Therefore, the Fund may not issue additional common shares under its equity shelf program until a new registration statement is effective.

Refer to Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies for further details on the Fund’s equity shelf program.

COMMON SHARE REPURCHASES

During August 2014, the Nuveen Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each of NKG, NMY, NOM, NNC and NPV to repurchase an aggregate of up to approximately 10% of its outstanding shares.

During November 2014, NMS’s Board of Trustees authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of November 30, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common Shares Cumulatively Repurchased and Retired	—	400,000	—	—	105,000	—
Common Shares Authorized for Repurchase	1,055,000	2,405,000	555,000	235,000	1,655,000	1,795,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NMY	NNC
Common Shares Repurchased and Retired	400,000	105,000
Weighted Average Price per Common Share Repurchased and Retired	$12.56	$13.02
Weighted Average Discount Price per Common Share Repurchased and Retired	13.89%	13.78%

OTHER COMMON SHARE INFORMATION

As of November 30, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NKG	NMY	NMS		NOM	NNC	NPV
Common Share NAV	$14.10	$14.73	$15.65		$14.19	$15.12	$14.65
Common Share Price	$12.59	$12.64	$14.89		$15.10	$13.03	$13.40
Premium/(Discount) to NAV	(10.71)%	(14.19)%	(4.86)%		6.41%	(13.82)%	(8.53)%
6-Month Average Premium/(Discount) to NAV	(9.58)%	(13.53)%	(0.39	)%*	5.99%	(12.63)%	(8.69)%

* For the 5-Month period.

12	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Derivatives Risk. The Funds may use derivative instruments, which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

Nuveen Investments	13

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NKG at Common Share NAV	3.19%	11.04%	5.15%	4.76%
NKG at Common Share Price	(0.53)%	13.92%	4.90%	4.37%
S&P Municipal Bond Georgia Index	2.11%	6.99%	4.92%	4.57%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	4.03%	14.92%	7.23%	5.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	149.9%
Floating Rate Obligations	(2.2)%
VMTP Shares, at Liquidation Value	(50.4)%
Other Assets Less Liabilities	2.7%

Portfolio Composition
(% of total investments)1
Tax Obligation/General	26.6%
Water and Sewer	15.7%
Tax Obligation/Limited	14.8%
Education and Civic Organizations	11.3%
Health Care	9.9%
Transportation	7.5%
Utilities	6.6%
Other	7.6%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	16.1%
AA	52.1%
A	18.7%
BBB	5.7%
BB or Lower	2.5%
N/R (not rated)	4.9%

1    Excluding investments in derivatives.

14	Nuveen Investments

NMY
Nuveen Maryland Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMY at Common Share NAV	2.93%	10.82%	5.52%	5.09%
NMY at Common Share Price	0.52%	12.11%	3.46%	2.88%
S&P Municipal Bond Maryland Index	1.80%	6.02%	4.35%	4.41%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	4.03%	14.92%	7.23%	5.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	149.4%
Common Stocks	0.8%
Floating Rate Obligations	(4.9)%
VMTP Shares, at Liquidation Value	(47.8)%
Other Assets Less Liabilities	2.5%

Portfolio Composition
(% of total investments)
Health Care	23.8%
Tax Obligation/General	13.3%
U.S. Guaranteed	13.3%
Tax Obligation/Limited	11.0%
Education and Civic Organizations	8.6%
Housing/Single Family	5.4%
Housing/Multifamily	5.0%
Other	19.6%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	29.1%
AA	25.7%
A	19.6%
BBB	15.5%
BB or Lower	5.7%
N/R (not rated)	0.5%
N/A (not applicable)	3.9%

Nuveen Investments	15

NMS
Nuveen Minnesota Municipal Income Fund
Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	5-Month	1-Year	5-Year	10-Year
NMS at Common Share NAV	3.55%	13.38%	8.37%	6.31%
NMS at Common Share Price	(7.32)%	11.15%	6.10%	5.61%
S&P Municipal Bond Minnesota Index	1.88%	6.61%	4.84%	4.78%
S&P Municipal Bond Index	2.44%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	2.52%	14.92%	7.23%	5.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	150.9%
VMTP Shares, at Liquidation Value	(50.6)%
Other Assets Less Liabilities	(0.3)%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	21.6%
Health Care	20.8%
Utilities	12.2%
Tax Obligation/General	9.2%
Long-Term Care	7.9%
Tax Obligation/Limited	7.3%
Housing/Multifamily	5.2%
Other	15.8%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	6.1%
AA	40.6%
A	16.9%
BBB	16.9%
BB or Lower	5.3%
N/R (not rated)	14.2%

16	Nuveen Investments

NOM
Nuveen Missouri Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NOM at Common Share NAV	2.62%	12.61%	7.12%	5.15%
NOM at Common Share Price	2.71%	22.08%	6.95%	3.52%
S&P Municipal Bond Missouri Index	2.13%	7.97%	5.53%	4.98%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	4.03%	14.92%	7.23%	5.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	159.2%
Floating Rate Obligations	(6.7)%
MTP Shares, at Liquidation Value	(54.0)%
Other Assets Less Liabilities	1.5%

Portfolio Composition
(% of total investments)
Health Care	22.7%
Tax Obligation/Limited	13.4%
Education and Civic Organizations	13.0%
Tax Obligation/General	9.7%
U.S. Guaranteed	9.2%
Utilities	8.3%
Transportation	8.1%
Long-Term Care	8.0%
Other	7.6%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	15.1%
AA	35.9%
A	24.5%
BBB	17.8%
N/R (not rated)	6.7%

Nuveen Investments	17

NNC
Nuveen North Carolina Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNC at Common Share NAV	3.65%	14.20%	5.71%	5.13%
NNC at Common Share Price	0.83%	15.07%	1.93%	2.69%
S&P Municipal Bond North Carolina Index	1.86%	6.65%	4.67%	4.71%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	4.03%	14.92%	7.23%	5.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	149.3%
VMTP Shares, at Liquidation Value	(50.3)%
Other Assets Less Liabilities	1.0%

Portfolio Composition
(% of total investments)1
Water and Sewer	17.7%
Health Care	17.4%
Tax Obligation/Limited	14.4%
Education and Civic Organizations	14.3%
Transportation	12.9%
U.S. Guaranteed	7.8%
Utilities	6.8%
Other	8.7%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	23.1%
AA	54.0%
A	18.0%
BBB	2.7%
N/R (not rated)	2.2%

1     Excluding investments in derivatives.

18	Nuveen Investments

NPV
Nuveen Virginia Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPV at Common Share NAV	3.93%	14.78%	5.81%	5.00%
NPV at Common Share Price	2.99%	19.66%	3.82%	2.72%
S&P Municipal Bond Virginia Index	2.14%	7.37%	4.54%	4.48%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	4.03%	14.92%	7.23%	5.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	149.9%
Floating Rate Obligations	(3.5)%
VRDP Shares, at Liquidation Value	(48.7)%
Other Assets Less Liabilities	2.3%

Portfolio Composition
(% of total investments)
Health Care	18.9%
Transportation	18.1%
Tax Obligation/Limited	15.9%
U.S. Guaranteed	10.4%
Tax Obligation/General	8.4%
Education and Civic Organizations	6.5%
Water and Sewer	6.0%
Long-Term Care	5.8%
Other	10.0%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	26.6%
AA	40.0%
A	6.7%
BBB	18.8%
BB or Lower	4.5%
N/R (not rated)	3.4%

Nuveen Investments	19

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for NKG, NMY, NOM, NNC and NPV; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements and to elect Board Members.

	NKG	NMY	NOM	NNC	NPV
	Common and	Common and	Common and	Common and	Common and
	Preferred shares	Preferred shares	Preferred shares	Preferred shares	Preferred shares
	voting together	voting together	voting together	voting together	voting together
	as a class	as a class	as a class	as a class	as a class
To approve a new investment management agreement
For	4,872,647	10,036,066	1,896,773	7,730,261	8,671,379
Against	345,014	633,962	64,673	615,319	349,982
Abstain	112,545	446,640	66,445	320,237	361,531
Broker Non-Votes	1,406,958	3,281,480	351,063	2,205,322	2,345,377
Total	6,737,164	14,398,148	2,378,954	10,871,139	11,728,269
To approve a new sub-advisory agreement
For	4,873,305	10,046,765	1,900,857	7,742,183	8,639,338
Against	355,956	612,934	66,306	620,745	382,387
Abstain	100,945	456,969	60,728	302,889	361,167
Broker Non-Votes	1,406,958	3,281,480	351,063	2,205,322	2,345,377
Total	6,737,164	14,398,148	2,378,954	10,871,139	11,728,269
Approval of the Board Members was reached as follows:
William Adams IV
For	6,211,798	13,480,774	1,999,764	10,113,135	11,179,804
Withhold	525,366	917,374	379,190	758,004	548,465
Total	6,737,164	14,398,148	2,378,954	10,871,139	11,728,269
John K. Nelson
For	6,211,806	13,499,173	1,994,764	10,118,298	11,175,216
Withhold	525,358	898,975	384,190	752,841	553,053
Total	6,737,164	14,398,148	2,378,954	10,871,139	11,728,269
Thomas S. Schreier, Jr.
For	6,210,104	13,478,876	1,994,555	10,106,141	11,190,672
Withhold	527,060	919,272	384,399	764,998	537,597
Total	6,737,164	14,398,148	2,378,954	10,871,139	11,728,269

20	Nuveen Investments

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2
	Portfolio of Investments	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 149.9% (100.0% of Total Investments)
	Education and Civic Organizations – 17.0% (11.3% of Total Investments)
$1,760	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	$1,940,118
5,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	5,398,050
700	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	No Opt. Call	A1	702,786
1,340	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	1,446,986
625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31	5/22 at 100.00	AA+	716,363
150	Georgia Higher Education Facilities Authority, Revenue Bonds, USG Real Estate Foundation I LLC Project, Series 2008, 6.000%, 6/15/28	6/18 at 100.00	A1	170,886
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009, Trust 3404:
730	18.236%, 3/01/17 (IF)	No Opt. Call	AA+	1,137,019
1,150	18.266%, 3/01/17 (IF)	No Opt. Call	AA+	1,754,256
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2013A, 5.000%, 10/01/43	10/23 at 100.00	AA+	3,421,559
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/30	10/22 at 100.00	Baa2	1,474,579
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	1,077,580
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	Baa2	3,245,160
1,180	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Compass Point LLC Project, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A1	1,212,544
1,490	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Center LLC, Series 2005A, 5.000%, 12/01/34 – SYNCORA GTY Insured	12/15 at 100.00	A1	1,545,473
22,450	Total Education and Civic Organizations			25,243,359
	Health Care – 14.9% (9.9% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
205	5.250%, 12/01/22	No Opt. Call	CCC	201,066
745	5.375%, 12/01/28	12/14 at 100.00	CCC	721,845
	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
285	5.000%, 12/01/19	12/14 at 100.00	BB–	285,268
2,400	5.250%, 12/01/22	12/14 at 100.00	BB–	2,401,704
255	5.000%, 12/01/26	12/14 at 100.00	BB–	255,071
715	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	781,259
2,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40 (4), (5)	12/20 at 100.00	N/R	852,777

Nuveen Investments	21

NKG	Nuveen Georgia Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
$1,000	5.000%, 2/15/33	2/20 at 100.00	AA–	$1,099,120
1,000	5.125%, 2/15/40	2/20 at 100.00	AA–	1,093,480
3,945	5.250%, 2/15/45	2/41 at 100.00	AA–	4,339,302
1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	No Opt. Call	Aa2	1,796,515
2,540	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35	10/17 at 100.00	A+	2,698,369
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009:
425	5.000%, 8/01/32	8/19 at 100.00	AA	463,063
975	5.000%, 8/01/35	8/19 at 100.00	AA	1,056,988
1,470	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/21 – AGM Insured	No Opt. Call	AA	1,670,008
2,300	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	2,425,281
22,380	Total Health Care			22,141,116
	Housing/Multifamily – 4.9% (3.3% of Total Investments)
1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 4.500%, 11/01/35	11/23 at 100.00	A–	1,231,185
1,600	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured	7/21 at 100.00	AA	1,736,416
1,375	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Senior Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	1,407,945
	Savannah Economic Development Authority, Georgia, GNMA Collateralized Multifamily Housing Revenue Bonds, Snap I-II-III Apartments, Series 2002A:
500	5.150%, 11/20/22 (Alternative Minimum Tax)	No Opt. Call	AA+	500,770
980	5.200%, 11/20/27 (Alternative Minimum Tax)	No Opt. Call	AA+	981,215
1,465	5.250%, 11/20/32 (Alternative Minimum Tax)	No Opt. Call	AA+	1,466,494
7,125	Total Housing/Multifamily			7,324,025
	Housing/Single Family – 0.8% (0.5% of Total Investments)
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2:
1,000	4.500%, 12/01/27 (Alternative Minimum Tax)	12/15 at 100.00	AAA	1,009,900
170	4.550%, 12/01/31 (Alternative Minimum Tax)	12/15 at 100.00	AAA	171,610
1,170	Total Housing/Single Family			1,181,510
	Industrials – 2.9% (1.9% of Total Investments)
2,190	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 5.000%, 4/01/33 (Alternative Minimum Tax)	4/16 at 101.00	A–	2,292,142
2,000	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	2,005,920
4,190	Total Industrials			4,298,062
	Materials – 0.3% (0.2% of Total Investments)
390	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa2	419,090
	Tax Obligation/General – 39.9% (26.6% of Total Investments)
2,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	2,239,520
1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,554,675

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,000	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/27 – NPFG Insured	1/17 at 100.00	Aa1	$1,073,830
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	Aa1	672,264
3,315	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	3,549,801
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A:
3,000	5.000%, 2/01/30 – SYNCORA GTY Insured	2/16 at 100.00	N/R	3,037,200
2,000	5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	2,023,200
1,090	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/19 – NPFG Insured	7/15 at 100.00	Aa2	1,099,756
1,135	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2012B, 5.000%, 7/01/23	No Opt. Call	Aa2	1,324,114
1,500	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	AAA	1,621,515
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54 (WI/DD, Settling 12/11/14)	2/25 at 100.00	AA–	3,435,060
6,045	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	6,820,150
3,500	Georgia State, General Obligation Bonds, Refunding Series 2009I, 5.000%, 7/01/19	No Opt. Call	AAA	4,115,545
750	Georgia State, General Obligation Bonds, Series 1998D, 5.250%, 10/01/15	No Opt. Call	AAA	782,258
2,500	Georgia State, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	2,572,350
2,500	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	2,778,200
1,000	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	1,143,310
3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013, 5.000%, 2/01/36	2/23 at 100.00	AAA	4,063,185
4,900	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	5,420,821
1,500	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37	No Opt. Call	Aa3	1,692,780
445	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	493,897
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
302	5.500%, 7/15/23	7/21 at 100.00	N/R	306,853
601	5.500%, 7/15/30	7/21 at 100.00	N/R	609,712
659	5.500%, 1/15/36	7/21 at 100.00	N/R	669,155
2,260	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,473,932
1,450	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R	1,469,764
2,000	Winder-Barrow Industrial Building Authority, Georgia, Revenue Bonds, City of Winder Project, Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured	12/21 at 100.00	A1	2,257,200
54,052	Total Tax Obligation/General			59,300,047
	Tax Obligation/Limited – 22.1% (14.8% of Total Investments)
	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
110	5.250%, 12/01/19 – AGC Insured	12/17 at 100.00	AA	121,286
50	5.250%, 12/01/20	No Opt. Call	AA	55,130
80	5.250%, 12/01/21 – AGC Insured	12/17 at 100.00	AA	87,911
1,080	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA	1,171,336
1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	1/19 at 100.00	A2	1,770,195

Nuveen Investments	23

NKG	Nuveen Georgia Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$275	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	$325,859
595	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	609,982
	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
2,065	5.400%, 1/01/20	7/15 at 100.00	A–	2,118,071
2,750	5.600%, 1/01/30	7/15 at 100.00	A–	2,815,560
725	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/41	7/23 at 100.00	A–	771,016
3,420	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	3,459,159
1,725	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Performing Arts Center, Refunding Series 2013, 5.000%, 1/01/21	No Opt. Call	AAA	2,080,229
405	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	481,699
	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
325	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	343,723
5,745	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	AA–	6,482,830
2,961	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	AA–	3,195,837
750	Georgia Municipal Association Inc., Certificates of Participation, Atlanta Court Project, Series 2002, 5.125%, 12/01/21 – AMBAC Insured	No Opt. Call	N/R	751,365
	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009:
905	5.375%, 5/01/32 – AGC Insured	5/19 at 100.00	AA	1,024,913
1,165	5.500%, 5/01/38 – AGC Insured	5/19 at 100.00	AA	1,325,467
2,715	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	3,017,397
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	Aa2	899,294
30,156	Total Tax Obligation/Limited			32,908,259
	Transportation – 11.2% (7.5% of Total Investments)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2011B, 5.000%, 1/01/30	1/21 at 100.00	Aa3	2,199,500
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	No Opt. Call	Aa3	2,277,740
2,810	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (Alternative Minimum Tax)	1/22 at 100.00	Aa3	3,029,573
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,575	5.000%, 1/01/32	1/24 at 100.00	A+	2,967,688
3,750	5.000%, 1/01/34	1/24 at 100.00	A+	4,277,138
1,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB–	1,873,515
14,635	Total Transportation			16,625,154

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 2.5% (1.7% of Total Investments) (6)
$1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA– (6)	$1,048,730
10	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 (Pre-refunded 1/01/17) – FGIC Insured	1/17 at 100.00	A+ (6)	10,497
2,475	Paulding County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 2/01/33 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (6)	2,718,243
3,485	Total U.S. Guaranteed			3,777,470
	Utilities – 9.8% (6.6% of Total Investments)
525	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	534,424
2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 – NPFG Insured	1/17 at 100.00	AA–	2,142,520
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A+	3,304,620
505	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured	No Opt. Call	A+	539,754
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
1,055	5.000%, 3/15/20	No Opt. Call	A	1,185,060
1,300	5.000%, 3/15/21	No Opt. Call	A	1,468,012
1,500	5.000%, 3/15/22	No Opt. Call	A	1,702,605
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
350	5.125%, 9/15/17	No Opt. Call	A	382,603
950	5.000%, 3/15/18	No Opt. Call	A+	1,045,010
2,000	5.000%, 3/15/22	No Opt. Call	A+	2,315,800
13,185	Total Utilities			14,620,408
	Water and Sewer – 23.6% (15.7% of Total Investments)
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004:
260	5.750%, 11/01/30 – AGM Insured	No Opt. Call	AA	339,352
700	5.000%, 11/01/37 – AGM Insured	No Opt. Call	AA	702,065
5,105	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	5,657,360
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%, 5/01/31	5/24 at 100.00	AA	586,715
	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,000	5.000%, 6/01/32	6/18 at 100.00	Aa2	1,099,910
2,000	5.000%, 6/01/37	6/18 at 100.00	Aa2	2,201,260
	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B:
6,000	5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	7,260,239
300	5.000%, 10/01/35 – AGM Insured	No Opt. Call	AA	346,932
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	6,172,616
2,225	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewage Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	AA–	2,405,181
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA–	1,146,200

Nuveen Investments	25

NKG	Nuveen Georgia Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$360	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Cobb County-Marietta Water Authority Loans, Series 2011, 5.250%, 2/15/36	2/21 at 100.00	Aaa	$405,050
1,000	Milledgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	1,168,730
2,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/30	1/24 at 100.00	AA	2,289,620
1,000	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.500%, 1/01/38	1/19 at 100.00	AA+	1,141,270
1,975	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	2,154,093
30,775	Total Water and Sewer			35,076,593
$203,993	Total Long-Term Investments (cost $211,135,347)			222,915,093
	Floating Rate Obligations – (2.2)%			(3,245,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (50.4)% (7)			(75,000,000)
	Other Assets Less Liabilities – 2.7% (8)			4,090,145
	Net Assets Applicable to Common Shares – 100%			$148,760,238

Investments in Derivatives as of November 30, 2014

Credit Default Swaps outstanding:
			Current					Unrealized
		Buy/Sell	Credit	Notional	Fixed Rate	Termination		Appreciation
Counterparty	Reference Entity	Protection (9)	Spread (10)	Amount	(Annualized)	Date	Value	(Depreciation) (8)
Citibank N.A.	Commonwealth of Puerto Rico	Buy	25.5%	$1,810,000	5.000%	12/20/19	$438,413	$1,916

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.6%
(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(9)
The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(10)
The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

26	Nuveen Investments

NMY
Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 149.4% (99.5% of Total Investments)
	Consumer Discretionary – 4.8% (3.2% of Total Investments)
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$540	5.000%, 9/01/16 – SYNCORA GTY Insured	No Opt. Call	BB+	$572,616
400	5.250%, 9/01/19 – SYNCORA GTY Insured	9/16 at 100.00	BB+	421,592
330	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	BB+	341,088
350	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	360,549
535	4.600%, 9/01/30 – SYNCORA GTY Insured	9/16 at 100.00	BB+	543,416
100	5.000%, 9/01/32 – SYNCORA GTY Insured	9/16 at 100.00	BB+	102,077
12,165	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	12,437,859
1,000	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	1,031,200
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	913,600
17,420	Total Consumer Discretionary			16,723,997
	Consumer Staples – 2.7% (1.8% of Total Investments)
1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/30	6/17 at 100.00	B–	832,300
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
2,815	5.250%, 6/01/32	6/17 at 100.00	B	2,662,117
2,665	5.625%, 6/01/47	6/17 at 100.00	B	2,043,469
3,270	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	No Opt. Call	BBB	3,118,730
800	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/15 at 100.00	A3	772,048
10,550	Total Consumer Staples			9,428,664
	Education and Civic Organizations – 13.0% (8.6% of Total Investments)
2,375	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s University, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	2,381,460
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A–	779,072
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2008A:
2,000	5.000%, 7/01/18	No Opt. Call	AA+	2,295,660
530	5.250%, 7/01/38	No Opt. Call	AA+	589,307
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2012A, 5.000%, 10/01/39	10/22 at 100.00	A	1,383,425
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014:
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,413,250
1,000	4.000%, 10/01/45	10/24 at 100.00	A	1,024,100
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2006, 5.000%, 6/01/30	6/16 at 100.00	Baa1	3,595,935
1,130	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,174,364
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012:
1,500	5.000%, 6/01/34	No Opt. Call	Baa1	1,638,630
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,237,600

Nuveen Investments	27

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$745	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	$780,477
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins University, Series 2012A:
1,145	5.000%, 7/01/30	No Opt. Call	AA+	1,333,616
1,050	5.000%, 7/01/37	No Opt. Call	AA+	1,192,748
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	570,150
4,375	4.250%, 7/01/41	7/23 at 100.00	AA+	4,648,263
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/29	7/22 at 100.00	A+	705,894
9,445	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	10,864,015
265	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/23	6/16 at 100.00	BB	165,018
1,145	University of Puerto Rico, University System Revenue Bonds, Series 2006Q, 5.000%, 6/01/19	6/16 at 100.00	BB	750,754
	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
2,000	5.000%, 11/01/31	11/16 at 100.00	BBB+	2,049,140
2,750	4.500%, 11/01/36	11/16 at 100.00	BBB+	2,777,445
42,280	Total Education and Civic Organizations			45,350,323
	Health Care – 35.7% (23.8% of Total Investments)
2,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38	7/20 at 100.00	Baa3	2,591,407
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa2	1,573,020
375	6.125%, 1/01/36	1/22 at 100.00	Baa2	431,254
1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System Issue, Series 2012, 5.000%, 7/01/24	No Opt. Call	A–	1,562,085
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A–	2,655,525
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Health System Issue, Series 2013, 5.000%, 7/01/38	7/23 at 100.00	A	2,213,060
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006:
1,000	4.500%, 7/01/26	7/16 at 100.00	A3	1,023,830
2,550	5.000%, 7/01/40	7/16 at 100.00	A3	2,611,022
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A3	1,037,790
1,775	5.000%, 7/01/37	7/22 at 100.00	A3	1,924,011
4,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	4,126,140
4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	No Opt. Call	Baa1	4,476,928
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2011A:
500	5.000%, 5/15/25	5/21 at 100.00	AA–	576,800
500	5.000%, 5/15/26	5/21 at 100.00	AA–	573,375
2,735	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA	2,896,666

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011:
$500	5.750%, 7/01/31	No Opt. Call	A	$575,535
1,000	6.000%, 7/01/41	7/21 at 100.00	A	1,151,710
4,060	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	No Opt. Call	A2	4,077,499
7,720	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	8,159,654
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
2,375	5.000%, 7/01/37	7/17 at 100.00	BBB	2,460,666
2,905	5.500%, 7/01/42	7/17 at 100.00	BBB	3,083,222
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	3,058,050
3,950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	4,073,359
4,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	4,884,810
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,000	5.000%, 7/01/35	7/15 at 100.00	A	1,012,000
6,620	5.000%, 7/01/40	7/15 at 100.00	A	6,693,217
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
11,500	5.000%, 7/01/43	7/22 at 100.00	A2	12,588,818
3,750	4.000%, 7/01/43	7/22 at 100.00	A2	3,843,750
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006:
700	5.000%, 7/01/31	7/16 at 100.00	A2	724,290
1,325	5.000%, 7/01/36	7/16 at 100.00	A2	1,366,380
4,155	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A2	4,518,895
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
135	5.750%, 1/01/33	1/18 at 100.00	BBB	142,202
7,075	5.750%, 1/01/38	1/18 at 100.00	BBB	7,439,858
1,950	6.000%, 1/01/43	1/18 at 100.00	BBB	2,063,451
12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/34	7/24 at 100.00	BBB	13,749,887
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	Aa2	8,789,600
116,740	Total Health Care			124,729,766
	Housing/Multifamily – 7.5% (5.0% of Total Investments)
2,025	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory put 1/01/27)	1/20 at 102.00	AA+	2,211,847
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,533,975
1,550	5.000%, 6/01/44	6/24 at 100.00	A+	1,682,448
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013:
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,352,830
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,175,300
2,110	Maryland Community Development Administration, Multifamily Housing Revenue Bonds, Princess Anne Apartments, Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)	12/14 at 100.00	Aaa	2,112,427

Nuveen Investments	29

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A:
$15	5.000%, 10/01/15	No Opt. Call	B3	$14,982
3,460	5.625%, 10/01/23	No Opt. Call	B3	3,299,456
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	550,310
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	540,045
1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/33	No Opt. Call	BBB–	1,620,765
5,115	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA	5,353,103
85	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 5.900%, 7/01/15	1/15 at 100.00	Aa2	85,360
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.875%, 7/01/39 (WI/DD, Settling 12/10/14)	7/24 at 100.00	Aaa	1,514,340
24,860	Total Housing/Multifamily			26,047,188
	Housing/Single Family – 8.1% (5.4% of Total Investments)
3,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2009B, 4.750%, 9/01/39	9/18 at 100.00	Aa2	3,114,210
2,365	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014A, 4.300%, 9/01/32	9/23 at 100.00	Aa2	2,529,580
	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C:
3,000	3.400%, 3/01/31	3/24 at 100.00	Aa2	3,043,650
1,165	3.750%, 3/01/39	3/24 at 100.00	Aa2	1,180,902
1,800	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax) (UB) (5)	9/15 at 100.00	AA	1,818,738
550	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax) (UB) (5)	9/15 at 100.00	AA	555,760
7,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax) (UB) (5)	3/16 at 100.00	AA	7,627,650
4,075	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax) (UB) (5)	9/16 at 100.00	AA	4,148,675
2,820	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax) (UB) (5)	3/17 at 100.00	AA	2,863,796
1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007H, 5.000%, 9/01/27 (Alternative Minimum Tax) (UB) (5)	3/17 at 100.00	AA	1,555,094
27,775	Total Housing/Single Family			28,438,055
	Industrials – 2.8% (1.9% of Total Investments)
5,895	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	6,364,183
3,340	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	3,493,607
9,235	Total Industrials			9,857,790

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 6.3% (4.2% of Total Investments)
$5,215	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	A	$5,424,226
2,050	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	2,304,836
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010:
1,685	6.125%, 1/01/30	1/21 at 100.00	A	1,909,897
5,060	6.250%, 1/01/45	1/21 at 100.00	A	5,699,027
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31	7/16 at 100.00	N/R	1,030,390
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
600	5.000%, 1/01/17	No Opt. Call	N/R	632,760
1,460	5.250%, 1/01/27	1/17 at 100.00	N/R	1,493,565
1,050	5.300%, 1/01/37	1/17 at 100.00	N/R	1,066,086
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	2,542,471
20,600	Total Long-Term Care			22,103,258
	Tax Obligation/General – 19.9% (13.3% of Total Investments)
1,565	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	1,654,753
685	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	724,922
1,070	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Refunding Series 2013B, 5.000%, 10/15/15	No Opt. Call	AA	1,115,860
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2011A:
1,000	5.000%, 10/15/29	10/21 at 100.00	AA	1,146,550
1,200	5.000%, 10/15/30	10/21 at 100.00	AA	1,368,576
805	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16	No Opt. Call	AAA	853,381
1,180	Frederick County, Maryland, General Obligation Public Facilities Bonds, Refunding Series 2013, 3.000%, 5/01/15	No Opt. Call	AAA	1,194,585
2,305	Maryland National Capital Park Planning Commission, Prince George’s County, General Obligation Bonds, Park Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17	No Opt. Call	AAA	2,314,289
1,000	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011B, 5.000%, 3/15/17	No Opt. Call	AAA	1,103,490
1,895	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009A, 3.000%, 8/15/17	No Opt. Call	AAA	2,019,767
	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009B:
4,925	5.250%, 8/15/16	No Opt. Call	AAA	5,338,552
3,750	5.250%, 8/15/17	No Opt. Call	AAA	4,223,850
1,000	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2010A, 4.000%, 8/01/15	No Opt. Call	AAA	1,026,200
5,705	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2014C, 5.000%, 8/01/15	No Opt. Call	AAA	5,892,980
3,435	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Refunding Second Series 2011E, 5.000%, 8/01/15	No Opt. Call	AAA	3,548,183
5,850	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	6,019,299
2,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006A, 5.000%, 5/01/16	No Opt. Call	AAA	2,987,740
4,750	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2008A, 5.000%, 8/01/15	No Opt. Call	AAA	4,906,513
4,700	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2013A, 4.000%, 11/01/15	No Opt. Call	AAA	4,867,414

Nuveen Investments	31

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2014A:
$3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	$3,296,010
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,274,620
2,270	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,382,388
2,155	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,261,694
1,025	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Refunding Series 2009, 5.000%, 6/01/17	No Opt. Call	AAA	1,139,605
	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Refunding Series 2013:
2,000	3.000%, 6/01/15	No Opt. Call	AAA	2,029,480
2,700	4.000%, 6/01/17	No Opt. Call	AAA	2,934,657
65,770	Total Tax Obligation/General			69,625,358
	Tax Obligation/Limited – 16.6% (11.0% of Total Investments)
865	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	925,810
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	A+	1,349,112
120	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/15 at 100.00	AA–	120,456
300	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	306,735
	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
99	5.600%, 7/01/20 – RAAI Insured	No Opt. Call	N/R	99,221
450	5.700%, 7/01/29 – RAAI Insured	No Opt. Call	N/R	450,531
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
5,350	5.000%, 7/01/30	7/20 at 100.00	A–	5,914,318
2,355	5.000%, 7/01/40	7/20 at 100.00	A–	2,569,894
1,780	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A1	1,819,000
1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,114,010
2,050	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/16 at 100.00	N/R	2,093,563
11,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	12,475,796
6,650	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	6,685,112
1,406	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	No Opt. Call	N/R	1,407,603
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Caa1	1,064,591
1,530	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BB	179,194
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	No Opt. Call	AA	2,100,273

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
$7,000	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	AA–	$1,344,630
8,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,441,120
210	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	BBB	25,727
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	AA–	803,908
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	2,428,501
1,750	Rhode Island Convention Center Authority, Lease Revenue Bonds, Series 2005A, 5.000%, 5/15/21 – AGM Insured	5/15 at 100.00	AA	1,787,923
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/27 – FGIC Insured	10/16 at 100.00	AA–	2,099,920
300	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34	10/24 at 100.00	BBB+	325,083
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	1,152,017
3,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	3,845,835
1,825	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	2,019,235
68,790	Total Tax Obligation/Limited			57,949,118
	Transportation – 5.5% (3.6% of Total Investments)
	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A:
1,060	5.250%, 7/01/17 – FGIC Insured	No Opt. Call	AA–	1,124,596
110	5.250%, 7/01/21 – FGIC Insured	No Opt. Call	AA–	123,908
125	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	143,901
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	1/15 at 100.00	N/R	1,301,989
1,000	5.000%, 7/01/34 – AMBAC Insured	1/15 at 100.00	N/R	1,001,180
750	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Medical Institution, Series 2004B, 5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	N/R	752,910
460	Maryland Health and Higher Educational Facilities Authority, Parking Revenue Bonds, Johns Hopkins Medical Institutions Parking Facilities, Series 1996, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	N/R	460,819
	Maryland Transportation Authority, Revenue Bonds, Grant Anticipation Series 2008:
1,000	5.250%, 3/01/15	No Opt. Call	AAA	1,013,300
2,000	5.250%, 3/01/16	No Opt. Call	AAA	2,125,080
10,110	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2007, 5.000%, 7/01/30 – AGM Insured (UB)	7/17 at 100.00	AA	10,976,528
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
20	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/14 at 100.00	AA–	20,116
70	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/14 at 100.00	AA–	70,204
18,005	Total Transportation			19,114,531
	U.S. Guaranteed – 20.0% (13.3% of Total Investments) (6)
500	Baltimore County, Maryland, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/36 (Pre-refunded 9/01/16)	9/16 at 100.00	A+ (6)	539,745
3,120	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (6)	3,753,703
2,000	Baltimore, Maryland, Revenue Refunding Bonds, Water System Projects, Series 1994A, 5.000%, 7/01/24 – FGIC Insured (ETM)	No Opt. Call	AA (6)	2,442,540

Nuveen Investments	33

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C:
$1,500	5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (6)	$1,609,740
2,570	5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (6)	2,761,002
3,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AA (6)	3,344,280
1,680	Carroll County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16 (Pre-refunded 12/01/15)	12/15 at 100.00	AAA	1,762,102
15	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16 (ETM)	No Opt. Call	Aa1 (6)	15,898
1,910	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA (6)	1,972,705
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A– (6)	1,874,235
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997:
970	5.000%, 7/01/17 – AMBAC Insured (ETM)	No Opt. Call	N/R (6)	1,037,958
3,240	5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (6)	3,938,836
3,125	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Howard County General Hospital, Series 1993, 5.500%, 7/01/25 (ETM)	2/15 at 100.00	N/R (6)	3,314,281
3,190	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (6)	3,423,380
2,910	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.500%, 1/01/22 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (6)	3,099,819
2,100	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35 (Pre-refunded 5/01/15)	5/15 at 100.00	N/R (6)	2,150,757
5,000	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2005A, 5.000%, 2/15/16 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	5,052,500
2,110	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009B, 5.000%, 8/15/21 (Pre-refunded 8/15/19)	8/19 at 100.00	AAA	2,488,344
1,090	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Series 2006A, 5.000%, 3/01/17 (Pre-refunded 3/01/16)	3/16 at 100.00	AAA	1,154,931
825	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	878,097
	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A:
1,300	5.000%, 5/01/18 (Pre-refunded 5/01/15)	5/15 at 100.00	AA (6)	1,326,962
1,365	5.000%, 5/01/19 (Pre-refunded 5/01/15)	5/15 at 100.00	AA (6)	1,393,310
615	5.000%, 5/01/20 (Pre-refunded 5/01/15)	5/15 at 100.00	AA (6)	627,755
1,100	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,318,086
1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	Aaa	1,081,250
1,610	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3 (6)	1,921,149
650	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2005A, 5.000%, 4/01/18 (Pre-refunded 4/01/15)	4/15 at 100.00	Aa1 (6)	660,810
3,135	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (6)	3,400,848

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005:
$4,500	5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	$4,612,005
1,235	5.000%, 6/01/23 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,265,739
1,235	5.000%, 6/01/24 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,265,739
1,235	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,265,739
3,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA+ (6)	3,084,840
64,335	Total U.S. Guaranteed			69,839,085
	Utilities – 2.6% (1.8% of Total Investments)
1,250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,434,300
575	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	AA	644,477
3,600	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – NPFG Insured	No Opt. Call	AA–	3,566,232
1,570	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	AA–	1,561,114
1,225	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002JJ, 5.250%, 7/01/15 – NPFG Insured	No Opt. Call	AA–	1,236,111
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	7/17 at 100.00	BB+	733,665
8,950	Total Utilities			9,175,899
	Water and Sewer – 3.9% (2.6% of Total Investments)
2,500	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B, 5.000%, 7/01/38	1/24 at 100.00	AA	2,862,025
2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2014A, 5.000%, 7/01/44 (WI/DD, Settling 12/03/14)	1/25 at 100.00	AA–	2,844,925
1,045	Baltimore, Maryland, Revenue Refunding Bonds, Water System Projects, Series 1994A, 5.000%, 7/01/24 – FGIC Insured	No Opt. Call	AA	1,189,555
2,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	2,210,480
300	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A–	333,417
2,030	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,324,898
1,645	Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15	No Opt. Call	AAA	1,705,635
12,020	Total Water and Sewer			13,470,935
$507,330	Total Municipal Bonds (cost $498,549,467)			521,853,967

Nuveen Investments	35

NMY	Nuveen Maryland Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Shares	Description (1)	Value
	COMMON STOCKS – 0.8% (0.5% of Total Investments)
	Airlines – 0.8% (0.5% of Total Investments)
54,607	American Airlines Group Inc., (7)	$2,650,078
	Total Common Stocks (cost $1,624,450)	2,650,078
	Total Long-Term Investments (cost $500,173,917)	524,504,045
	Floating Rate Obligations – (4.9)%	(17,170,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (47.8)% (8)	(167,000,000)
	Other Assets Less Liabilities – 2.5%	8,718,177
	Net Assets Applicable to Common Shares – 100%	$349,052,222

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.8%
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

36	Nuveen Investments

NMS
Nuveen Minnesota Municipal Income Fund
	Portfolio of Investments	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.9% (100.0% of Total Investments)
	Consumer Staples – 0.9% (0.6% of Total Investments)
$700	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	7/20 at 100.00	BBB+	$782,684
	Education and Civic Organizations – 32.5% (21.6% of Total Investments)
390	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43	No Opt. Call	BBB–	398,752
1,250	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,311,663
700	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/43	No Opt. Call	BBB–	723,121
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.600%, 11/01/30	11/18 at 102.00	BBB–	1,066,000
550	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 100.00	BBB–	602,245
200	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	BBB–	207,102
1,400	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	BB	1,490,706
1,000	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20	8/18 at 100.00	BBB+	1,042,620
2,000	Minneapolis, Minnesota, Revenue Refunding Bonds, University Gateway Project, Series 2006, 4.500%, 12/01/31	12/14 at 101.00	Aa1	2,022,160
1,700	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2006-J-1, 5.000%, 5/01/28	5/15 at 100.00	Baa3	1,709,469
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
500	5.500%, 5/01/24	5/17 at 100.00	N/R	517,865
1,000	5.500%, 5/01/27	5/17 at 100.00	N/R	1,034,560
200	5.500%, 5/01/37	5/17 at 100.00	N/R	205,792
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 2012-7S, 3.250%, 5/01/36	No Opt. Call	Aa3	584,748
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K, 5.000%, 5/01/26	5/15 at 100.00	Baa2	1,005,900
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-6X, 5.250%, 4/01/39	4/17 at 100.00	A2	1,079,280
2,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 5.000%, 10/01/39	10/19 at 100.00	A2	2,224,480
590	Moorhead, Minnesota, Golf Course Revenue Refunding Bonds, Series 1998B, 5.875%, 12/01/21	No Opt. Call	N/R	590,183
705	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	BB+	708,194
450	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB–	494,618
500	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.250%, 9/01/32	No Opt. Call	BB+	518,290
1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.375%, 9/01/31	9/21 at 100.00	BBB–	1,258,543

Nuveen Investments	37

NMS	Nuveen Minnesota Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,680	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	$1,669,651
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Educational Facility Revenue Refunding Bonds, Saint Paul Academy and Summit School Project, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	A3	530,530
1,875	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	1,889,831
360	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.625%, 3/01/43	3/23 at 100.00	BBB–	362,311
700	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB–	727,895
2,000	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	2,373,400
26,950	Total Education and Civic Organizations			28,349,909
	Health Care – 31.3% (20.8% of Total Investments)
1,000	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/29	6/17 at 100.00	N/R	1,023,400
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
400	4.000%, 4/01/27	4/22 at 100.00	BBB	412,052
230	4.000%, 4/01/31	4/22 at 100.00	BBB	236,330
	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
20	5.000%, 5/01/20	5/17 at 100.00	Baa1	21,058
1,000	5.250%, 5/01/25	5/17 at 100.00	Baa1	1,047,290
2,210	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	Baa1	2,228,365
2,675	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	3,151,764
535	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series	11/18 at 100.00	AA	627,197
	2008B, 6.500%, 11/15/38 – AGC Insured
3,750	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008E, 5.000%, 2/15/37 – AGC Insured	2/18 at 100.00	AA	3,980,962
35	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 1997A, 5.750%, 11/15/26 – NPFG Insured	No Opt. Call	AA–	35,077
25	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	No Opt. Call	A	25,108
710	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A, 4.400%, 12/01/33	12/20 at 100.00	N/R	722,567
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C:
240	4.500%, 12/01/25	12/20 at 100.00	N/R	250,248
190	4.750%, 12/01/27	12/20 at 100.00	N/R	199,806
160	5.000%, 12/01/28	12/20 at 100.00	N/R	168,514
310	5.400%, 12/01/33	12/20 at 100.00	N/R	328,306
500	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	A1	560,395
2,215	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	A	2,495,153
1,430	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A	1,495,494
1,625	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA–	1,855,425

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
$700	5.750%, 5/01/25	5/15 at 100.00	BB+	$708,288
500	5.875%, 5/01/30	5/15 at 100.00	BB+	505,600
900	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	910,593
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,008,080
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
765	4.000%, 9/01/31	9/24 at 100.00	A	796,357
600	5.000%, 9/01/34	9/24 at 100.00	A	678,060
1,750	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/30	11/15 at 100.00	BBB–	1,820,158
25,475	Total Health Care			27,291,647
	Housing/Multifamily – 7.9% (5.2% of Total Investments)
1,700	Coon Rapids, Minnesota, Multifamily Housing Revenue Bonds, Tralee Terrace Apartments Project, Series 2010, 4.500%, 6/01/26	6/20 at 100.00	Aaa	1,820,190
960	Minneapolis, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Vantage Flats Project, Series 2007, 5.200%, 10/20/48 (Alternative Minimum Tax)	10/15 at 100.00	Aa1	968,688
1,155	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, GNMA Collateralized Mortgage Loans – Seward Towers Project, Series 2003, 5.000%, 5/20/36	No Opt. Call	Aa1	1,170,154
	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2011:
355	5.050%, 8/01/31	8/21 at 100.00	AA+	384,866
1,700	5.450%, 8/01/41	8/21 at 100.00	AA+	1,878,143
655	Saint Paul Housing and Redevelopment Authority, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Selby Grotto Housing Project, Series 2001A, 5.500%, 9/20/44 (Alternative Minimum Tax)	No Opt. Call	Aa1	655,642
6,525	Total Housing/Multifamily			6,877,683
	Housing/Single Family – 5.9% (3.9% of Total Investments)
161	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	166,551
235	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.700%, 1/01/31	7/21 at 100.00	Aaa	256,451
2,895	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007D, 4.700%, 7/01/27 (Alternative Minimum Tax)	7/16 at 100.00	AA+	2,945,083
10	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	10,090
285	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2008B, 5.650%, 7/01/33 (Alternative Minimum Tax)	1/18 at 100.00	AA+	297,366
715	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2009E, 5.100%, 1/01/40	7/19 at 100.00	AA+	760,152
715	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C, 3.900%, 7/01/43	1/23 at 100.00	AA+	723,151
5,016	Total Housing/Single Family			5,158,844
	Industrials – 3.9% (2.6% of Total Investments)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2006-1A:
580	4.850%, 12/01/17 (Alternative Minimum Tax)	6/16 at 100.00	A+	605,891
610	4.875%, 12/01/18 (Alternative Minimum Tax)	6/16 at 100.00	A+	634,107

Nuveen Investments	39

NMS	Nuveen Minnesota Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials (continued)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1:
$1,400	4.500%, 6/01/33	6/21 at 100.00	A+	$1,487,136
600	4.750%, 6/01/39	6/21 at 100.00	A+	641,334
3,190	Total Industrials			3,368,468
	Long-Term Care – 12.0% (7.9% of Total Investments)
380	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 4.000%, 11/01/39	11/24 at 100.00	A3	387,171
500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	A3	534,115
875	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013, 5.200%, 3/01/43	7/20 at 100.00	N/R	892,859
435	Cottage Grove, Minnesota, Senior Housing Revenue Bonds, PHS/Cottage Grove, Inc., Project, Series 2006A, 5.000%, 12/01/31	12/14 at 100.00	N/R	435,209
700	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen?Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory put 9/01/24) (WI/DD, Settling 12/18/14)	9/18 at 100.00	N/R	705,012
1,350	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012, 4.750%, 11/15/28	11/22 at 100.00	N/R	1,375,070
1,000	Moorhead Economic Development Authority, Minnesota, Multifamily Revenue Bonds, Eventide Senior Housing, Series 2006A, 5.150%, 6/01/29	No Opt. Call	N/R	1,000,550
900	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	10/17 at 100.00	N/R	909,036
500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.125%, 5/01/48	5/23 at 100.00	N/R	510,845
1,291	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	No Opt. Call	N/R	1,322,723
100	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	No Opt. Call	N/R	101,932
315	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	318,207
330	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	362,713
1,000	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46	9/19 at 100.00	N/R	1,071,360
520	Worthington, Minnesota, Housing Revenue Refunding Bonds, Meadows of Worthington Project, Series 2007A, 5.250%, 11/01/28	No Opt. Call	N/R	523,427
10,196	Total Long-Term Care			10,450,229
	Materials – 3.1% (2.0% of Total Investments)
2,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	2,657,685
	Tax Obligation/General – 13.9% (9.2% of Total Investments)
1,600	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.750%, 2/01/24	2/18 at 100.00	Aa2	1,767,536
280	Fertile Economic Development Authority, Minnesota, General Obligation of the City, Housing Development Revenue Bonds, Series 2012A, 4.000%, 12/01/39	12/22 at 100.00	A+	288,616
1,000	Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2008D, 5.000%, 12/01/25	12/16 at 100.00	AAA	1,086,340
245	Jordan Independent School District 717, Scott County, Minnesota, General Obligation Bonds, School Building Series 2014A, 5.000%, 2/01/35	2/23 at 100.00	Aa2	281,909

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,500	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/30	2/24 at 100.00	AA+	$1,631,400
1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2007-2A, 5.125%, 6/01/22 (Alternative Minimum Tax)	6/17 at 100.00	A+	1,053,700
2,935	Minnesota State, General Obligation Bonds, Series 2007, 5.000%, 8/01/25	8/17 at 100.00	AA+	3,240,122
700	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Alternate Facilities Series 2014A, 3.500%, 2/01/27	2/24 at 100.00	Aa2	733,691
1,970	Wayzata Independent School District 284, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2014A, 3.500%, 2/01/31	2/23 at 100.00	AAA	2,014,286
11,230	Total Tax Obligation/General			12,097,600
	Tax Obligation/Limited – 11.0% (7.3% of Total Investments)
1,600	Duluth Independent School District 709, Minnesota, Certificates of Participation, Capital Appreciation Series 2012A, 0.000%, 2/01/28 – AGM Insured	2/22 at 77.70	Aa2	976,048
1,000	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.350%, 2/01/30	No Opt. Call	N/R	1,000,080
600	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.650%, 2/01/27	No Opt. Call	N/R	600,462
2,230	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA	2,514,414
1,100	Minnesota State, General Fund Appropriation Refunding Bonds, Series 2012B, 3.000%, 3/01/30	No Opt. Call	AA	1,038,488
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Faility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008, 5.000%, 12/01/32	12/17 at 100.00	AA+	539,865
	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
450	5.000%, 9/01/26	No Opt. Call	N/R	470,808
130	5.000%, 3/01/29	No Opt. Call	N/R	135,188
800	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 3.750%, 11/01/33 (WI/DD, Settling 12/09/14)	11/24 at 100.00	A+	799,992
1,050	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	1,146,663
400	Washington County Housing and Redevelopment Authority, Minnesota, Municipal Facility Lease Revenue Bonds, Lower St. Croix Valley Fire Protection District Project, Series 2003, 5.125%, 2/01/24	No Opt. Call	Baa2	400,620
9,860	Total Tax Obligation/Limited			9,622,628
	Transportation – 1.9% (1.3% of Total Investments)
200	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A	212,336
500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A, 5.000%, 1/01/31	1/24 at 100.00	A	577,965
800	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A, 5.000%, 8/01/30	8/18 at 102.00	A+	896,896
1,500	Total Transportation			1,687,197
	U.S. Guaranteed – 3.2% (2.1% of Total Investments) (4)
550	Crow Wing County, Minnesota, General Obligation Bonds, County Jail Series 2004B, 5.000%, 2/01/21 (Pre-refunded 2/01/15) – NPFG Insured	2/15 at 100.00	Aa2 (4)	554,697
65	Minnesota State, General Obligation Bonds, Series 2007, 5.000%, 8/01/25 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	72,663
1,130	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.650%, 4/01/41 (Pre-refunded 12/31/14)	12/14 at 101.00	N/R (4)	1,142,001
1,000	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 5.000%, 2/01/31 (Pre-refunded 2/01/16)	2/16 at 100.00	AA– (4)	1,053,980
2,745	Total U.S. Guaranteed			2,823,341

Nuveen Investments	41

NMS	Nuveen Minnesota Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 18.4% (12.2% of Total Investments)
$500	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Refunding Series 2005A, 5.000%, 10/01/30	10/15 at 100.00	A2	$515,695
10	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Series 2000A, 6.100%, 10/01/30	No Opt. Call	A2	10,042
500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A, 4.000%, 10/01/33 (WI/DD, Settling 12/17/14)	10/24 at 100.00	A	514,130
	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A:
300	5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	337,761
1,000	5.000%, 1/01/20 – AGC Insured	1/18 at 100.00	AA	1,105,500
1,000	5.000%, 1/01/21 – AGC Insured	1/18 at 100.00	AA	1,109,340
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
8,600	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	AA–	8,034,288
1,100	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	AA–	895,367
3,070	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	AA–	2,397,087
100	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	AA–	72,742
40	0.000%, 1/01/27 – NPFG Insured	No Opt. Call	AA–	27,674
1,000	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 4.000%, 1/01/40	1/24 at 100.00	Aa3	1,026,460
17,220	Total Utilities			16,046,086
	Water and Sewer – 5.0% (3.3% of Total Investments)
	Buffalo, Minnesota, Water and Sewer Revenue Bonds, Series 2009B:
1,800	0.000%, 10/01/21	4/19 at 89.45	AA+	1,515,132
1,800	0.000%, 10/01/22	4/19 at 85.14	AA+	1,433,574
1,800	0.000%, 10/01/23	4/19 at 80.85	AA+	1,354,212
5,400	Total Water and Sewer			4,302,918
$128,657	Total Long-Term Investments (cost $121,584,461)			131,516,919
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (50.6)% (5)			(44,100,000)
	Other Assets Less Liabilities – (0.3)%			(235,682)
	Net Assets Applicable to Common Shares – 100%			$87,181,237

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.5%
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

 See accompanying notes to financial statements.

42	Nuveen Investments

NOM
Nuveen Missouri Premium Income Municipal Fund
	Portfolio of Investments	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 159.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 159.2% (100.0% of Total Investments)
	Consumer Staples – 3.9% (2.4% of Total Investments)
$1,055	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,272,963
	Education and Civic Organizations – 20.8% (13.0% of Total Investments)
300	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	323,043
250	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA	261,788
410	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	450,012
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	824,423
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	633,192
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34	10/23 at 100.00	A	810,855
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	696,333
510	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A–	562,622
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 6.500%, 10/01/35	10/18 at 103.00	BBB–	792,666
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	625,510
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	657,372
250	Northwest Missouri State University, Housing System Revenue Bonds, Refunding Series 2012, 3.125%, 6/01/29	No Opt. Call	A3	237,488
6,275	Total Education and Civic Organizations			6,875,304
	Health Care – 36.1% (22.7% of Total Investments)
525	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39	6/19 at 100.00	AA–	586,982
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
760	5.000%, 6/01/27	6/17 at 100.00	BBB–	775,420
560	5.000%, 6/01/36	6/17 at 100.00	BBB–	569,358
930	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	BBB–	946,814
480	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/37	12/17 at 100.00	N/R	484,195
750	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/29	2/15 at 102.00	BBB+	768,353
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	BBB+	218,186
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 5.000%, 6/01/31	6/24 at 100.00	AA–	572,840

Nuveen Investments	43

NOM	Nuveen Missouri Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$540	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	$585,997
1,730	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	11/23 at 100.00	A2	1,889,176
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	363,438
250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2012, 4.000%, 11/15/42	No Opt. Call	AA–	248,953
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	559,985
	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Luke’s Health System, Series 2010A:
40	5.250%, 11/15/25	11/20 at 100.00	A+	46,314
2,000	5.000%, 11/15/30	11/20 at 100.00	A+	2,196,299
720	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	797,796
350	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007, 5.000%, 11/15/27	11/16 at 100.00	N/R	351,712
11,170	Total Health Care			11,961,818
	Housing/Single Family – 0.8% (0.5% of Total Investments)
165	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	168,406
85	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007C-1, 4.800%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	85,052
250	Total Housing/Single Family			253,458
	Long-Term Care – 12.7% (8.0% of Total Investments)
250	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	249,243
500	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	5/17 at 100.00	BBB–	516,295
475	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/32	8/17 at 100.00	BBB–	487,170
250	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	No Opt. Call	BBB–	254,743
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	277,390
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	BBB+	532,520
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	102,382
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
250	5.000%, 9/01/32	No Opt. Call	A–	269,805
425	5.000%, 9/01/42	9/22 at 100.00	A–	448,728
430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	472,050
570	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.500%, 9/01/28	9/17 at 100.00	BBB–	588,023
4,000	Total Long-Term Care			4,198,349

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 15.4% (9.7% of Total Investments)
$500	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	$534,920
1,500	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Series 2005, 5.250%, 3/01/24 – AGM Insured	3/15 at 100.00	AA	1,519,320
1,685	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,948,398
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA	564,715
500	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007, 5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA	542,025
4,685	Total Tax Obligation/General			5,109,378
	Tax Obligation/Limited – 21.3% (13.4% of Total Investments)
910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	1,040,740
625	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/27 – AGM Insured	3/23 at 100.00	AA	667,419
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	269,366
430	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	466,107
	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
180	4.875%, 3/01/33	3/23 at 100.00	BBB+	188,586
115	5.000%, 3/01/38	3/23 at 100.00	BBB+	120,417
485	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project, Series 2011B, 4.350%, 12/01/23	12/21 at 100.00	Aa3	543,122
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	331,899
475	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	485,127
325	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA–	362,911
360	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	366,638
245	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/15 at 100.00	AA–	246,061
500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	No Opt. Call	N/R	500,235
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	270,210
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44	7/24 at 100.00	N/R	253,263
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
340	5.375%, 11/01/24	No Opt. Call	N/R	340,126
400	5.500%, 11/01/27	No Opt. Call	N/R	400,160
200	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	No Opt. Call	N/R	200,216
7,955	Total Tax Obligation/Limited			7,052,603

Nuveen Investments	45

NOM	Nuveen Missouri Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 12.9% (8.1% of Total Investments)
$335	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	$380,510
1,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	1,154,330
2,500	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA	2,733,022
3,835	Total Transportation			4,267,862
	U.S. Guaranteed – 14.7% (9.2% of Total Investments) (4)
600	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (4)	701,178
600	Chesterfield, Missouri, Certificates of Participation, Series 2005, 5.000%, 12/01/24 (Pre-refunded 12/01/15) – FGIC Insured	12/15 at 100.00	Aa1 (4)	629,196
110	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project Series 2006A, 4.125%, 1/01/21 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	A2 (4)	114,470
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 5.000%, 1/01/34 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	525,675
600	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/15)	5/15 at 100.00	A (4)	613,050
1,395	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	2/15 at 100.00	N/R (4)	1,688,522
500	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	598,725
4,305	Total U.S. Guaranteed			4,870,816
	Utilities – 13.1% (8.3% of Total Investments)
2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – BHAC Insured (Alternative Minimum Tax) (UB) (5)	12/16 at 100.00	AA+	3,044,818
350	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/32 (WI/DD, Settling 12/10/14)	1/25 at 100.00	A–	398,934
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
400	5.000%, 1/01/32	1/21 at 100.00	A2	441,764
425	5.000%, 1/01/37	1/21 at 100.00	A2	465,668
4,140	Total Utilities			4,351,184

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 7.5% (4.7% of Total Investments)
$200	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2006C, 5.000%, 5/01/36 – NPFG Insured	5/17 at 100.00	AAA	$216,418
2,000	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	2,266,559
2,200	Total Water and Sewer			2,482,977
$49,870	Total Long-Term Investments (cost $49,197,136)			52,696,712
	Floating Rate Obligations – (6.7)%			(2,225,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (54.0)% (6)			(17,880,000)
	Other Assets Less Liabilities – 1.5%			511,260
	Net Assets Applicable to Common Shares – 100%			$33,102,972

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.9%
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	47

NNC
Nuveen North Carolina Premium Income Municipal Fund
	Portfolio of Investments	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 149.3% (100.0% of Total Investments)
	Education and Civic Organizations – 21.4% (14.3% of Total Investments)
$30	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – NPFG Insured	7/15 at 100.00	Aa3	$33,659
	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013:
2,950	5.000%, 4/01/33	4/22 at 100.00	A–	3,253,260
1,000	5.125%, 4/01/43	4/22 at 100.00	A–	1,097,910
5,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%, 10/01/41	10/23 at 100.00	Aa2	5,669,600
1,500	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured	4/21 at 100.00	AA	1,614,090
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014:
500	5.000%, 3/01/26 (WI/DD, Settling 12/03/14)	3/22 at 100.00	AA+	583,455
250	5.000%, 3/01/28 (WI/DD, Settling 12/03/14)	3/22 at 100.00	AA+	288,938
500	5.000%, 3/01/29 (WI/DD, Settling 12/03/14)	3/22 at 100.00	AA+	575,145
500	5.000%, 3/01/32 (WI/DD, Settling 12/03/14)	3/22 at 100.00	AA+	570,545
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales University, Series 2013A:
1,560	5.000%, 4/01/32	4/23 at 100.00	A2	1,752,551
1,000	5.000%, 4/01/33	4/23 at 100.00	A2	1,120,330
4,440	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB	4,818,954
2,500	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	2,582,275
2,020	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/23 at 100.00	Aa1	2,322,333
	University of North Carolina System, Pooled Revenue Bonds, Series 2005A:
1,530	5.000%, 4/01/15 – AMBAC Insured	No Opt. Call	A	1,555,597
290	5.000%, 4/01/22 – AMBAC Insured	4/15 at 100.00	A	294,536
	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006:
1,000	5.000%, 6/01/21 – FGIC Insured	6/16 at 100.00	AA–	1,040,440
1,430	5.000%, 6/01/23 – FGIC Insured	6/16 at 100.00	AA–	1,480,980
1,505	5.000%, 6/01/24 – FGIC Insured	6/16 at 100.00	AA–	1,555,448
10,200	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2007, 5.000%, 12/01/36	12/17 at 100.00	AAA	11,324,448
250	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	A	253,053
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	5.000%, 4/01/32	4/24 at 100.00	AA–	2,409,604
1,175	5.000%, 4/01/33	4/24 at 100.00	AA–	1,364,645
1,385	5.000%, 4/01/35	4/24 at 100.00	AA–	1,593,927
1,655	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014A, 5.000%, 4/01/39	4/24 at 100.00	Aa3	1,891,682
	University of North Carolina, System Pooled Revenue Bonds, Series 2009C:
1,000	5.250%, 10/01/28	10/19 at 100.00	A3	1,107,550
1,000	5.375%, 10/01/29	10/19 at 100.00	A3	1,113,160
48,240	Total Education and Civic Organizations			53,268,115

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 26.0% (17.4% of Total Investments)
$2,750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	$3,074,803
5,250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43	1/22 at 100.00	AA–	5,720,453
4,950	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	5,217,003
2,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	2,195,580
2,225	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AA	2,445,075
3,860	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	A	4,175,285
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2013, 5.000%, 10/01/26	10/23 at 100.00	A+	570,360
555	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA	612,892
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
4,750	5.250%, 11/01/40	11/20 at 100.00	AA–	5,332,919
5,000	5.000%, 11/01/43	11/20 at 100.00	AA–	5,370,400
2,750	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,909,198
2,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	3,106,790
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	2,249,240
2,335	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, FirstHealth of the Carolinas Project, Refunding Series 2012A, 4.000%, 10/01/39	10/17 at 100.00	AA	2,353,330
3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	No Opt. Call	A	3,268,170
2,375	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, Cape Fear Valley Health System, Series 2012A, 5.000%, 10/01/27	No Opt. Call	A–	2,641,451
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	2,273,080
2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Stanly Memorial Hospital, Series 1999, 6.375%, 10/01/29	4/15 at 100.00	A+	2,008,720
2,930	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	3,201,816
3,295	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	AA–	3,301,096
750	Northern Hospital District Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	820,665
1,660	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006, 5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	AA–	1,724,889
59,615	Total Health Care			64,573,215

Nuveen Investments	49

NNC	Nuveen North Carolina Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 3.3% (2.2% of Total Investments)
$3,875	Durham Housing Authority, North Carolina, Multifamily Housing Revenue Bonds, JFK Towers Project, Series 2012A, 5.000%, 12/01/47	No Opt. Call	A–	$4,065,418
	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock Apartments, Series 2003:
810	5.150%, 1/01/22 (Alternative Minimum Tax)	7/18 at 100.00	N/R	843,874
2,260	5.375%, 1/01/36 (Alternative Minimum Tax)	7/18 at 100.00	N/R	2,327,077
1,000	North Carolina Capital Facilities Financing Agency, Housing Revenue Bonds, Elizabeth City State University, Series 2003A, 5.000%, 6/01/28 – AMBAC Insured	No Opt. Call	N/R	1,000,680
7,945	Total Housing/Multifamily			8,237,049
	Housing/Single Family – 2.1% (1.4% of Total Investments)
1,225	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	1,246,401
2,165	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	2,317,741
1,730	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,754,514
5,120	Total Housing/Single Family			5,318,656
	Long-Term Care – 1.5% (1.0% of Total Investments)
	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
700	5.400%, 10/01/27	10/16 at 100.00	N/R	728,700
1,500	5.500%, 10/01/31	10/16 at 100.00	N/R	1,555,965
900	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	A–	908,433
450	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	460,368
3,550	Total Long-Term Care			3,653,466
	Materials – 0.6% (0.4% of Total Investments)
1,400	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	1,423,478
	Tax Obligation/General – 5.6% (3.7% of Total Investments)
	Catawba County, North Carolina, General Obligation Bonds, Limited Obligation Series 2014A:
1,000	5.000%, 6/01/30	6/24 at 100.00	Aa2	1,169,340
730	5.000%, 6/01/31	6/24 at 100.00	Aa2	849,669
	Durham, North Carolina, General Obligation Bonds, Series 2007:
2,820	5.000%, 4/01/21	4/17 at 100.00	AAA	3,090,635
1,475	5.000%, 4/01/22	4/17 at 100.00	AAA	1,620,774
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,197,809
5,100	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	5,886,522
12,175	Total Tax Obligation/General			13,814,749
	Tax Obligation/Limited – 21.5% (14.4% of Total Investments)
	Buncombe County, North Carolina, Limited Obligation Bonds, Series 2014A:
1,085	5.000%, 6/01/33	6/24 at 100.00	AA+	1,274,636
1,600	5.000%, 6/01/34	6/24 at 100.00	AA+	1,866,608
2,405	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	2,647,015
2,045	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	2,420,605

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,085	Dare County, North Carolina, Installment Purchase Contract, Limited Obligation Series 2012B, 5.000%, 6/01/28	6/22 at 100.00	AA–	$2,385,323
1,390	Durham, North Carolina, Certificates of Participation, Series 2005B, 5.000%, 6/01/25	6/15 at 100.00	AA+	1,423,416
	Harnett County, North Carolina, Certificates of Participation, Series 2009:
1,000	5.000%, 6/01/28 – AGC Insured	6/19 at 100.00	AA	1,108,980
500	5.000%, 6/01/29 – AGC Insured	6/19 at 100.00	AA	552,285
1,051	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	1,123,235
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012:
1,065	5.000%, 4/01/29	4/22 at 100.00	A1	1,197,284
1,165	5.000%, 4/01/30	4/22 at 100.00	A1	1,304,019
1,000	5.000%, 4/01/31	4/22 at 100.00	A1	1,114,480
200	5.000%, 4/01/32	4/22 at 100.00	A1	222,344
400	Mecklenburg County, North Carolina, Certificates of Participation, Series 2009A, 5.000%, 2/01/27	2/19 at 100.00	AA+	441,740
	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C:
3,000	5.000%, 5/01/24	No Opt. Call	AA+	3,707,190
5,000	5.000%, 5/01/25	5/24 at 100.00	AA+	6,115,150
8,065	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	AA	9,077,399
1,135	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	1,221,328
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+	1,163,980
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
1,195	5.000%, 10/01/25	10/24 at 100.00	AA+	1,468,524
1,305	5.000%, 10/01/26	10/24 at 100.00	AA+	1,588,981
5,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured	6/17 at 100.00	AA	5,393,400
2,450	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29	6/18 at 100.00	AA+	2,711,293
1,750	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	1,908,970
46,891	Total Tax Obligation/Limited			53,438,185
	Transportation – 19.2% (12.9% of Total Investments)
5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	Aa3	5,526,599
10	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	Aa3	11,195
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
2,865	5.000%, 7/01/27	7/24 at 100.00	Aa3	3,405,196
3,000	5.000%, 7/01/28	7/24 at 100.00	Aa3	3,542,040
1,400	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2010B, 5.000%, 7/01/36 (Alternative Minimum Tax)	7/21 at 100.00	Aa3	1,538,614
1,425	Charlotte, North Carolina, Airport Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/41	No Opt. Call	Aa3	1,572,302
2,725	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	3,060,911
515	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	570,939
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
140	5.000%, 1/01/21 – AGC Insured	1/19 at 100.00	AA	156,274
265	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA	300,802
1,640	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA	1,853,020
7,335	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	8,291,630

Nuveen Investments	51

NNC	Nuveen North Carolina Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
$150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	AA	$80,823
4,355	0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA	2,153,460
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	1,091,994
2,345	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	1,068,757
7,505	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	3,136,114
1,325	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	529,960
1,235	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/20 – SYNCORA GTY Insured	7/15 at 100.00	A–	1,269,395
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A:
2,490	5.000%, 5/01/26	No Opt. Call	Aa3	2,878,465
4,125	5.000%, 5/01/36	5/20 at 100.00	Aa3	4,652,216
1,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2007, 5.000%, 5/01/37 – FGIC Insured (Alternative Minimum Tax)	5/17 at 100.00	AA+	1,052,050
53,150	Total Transportation			47,742,756
	U.S. Guaranteed – 11.6% (7.8% of Total Investments) (4)
	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
1,840	5.250%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	2,081,794
1,725	5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	1,951,682
500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	503,195
	Craven County, North Carolina, Certificates of Participation, Series 2007:
160	5.000%, 6/01/23 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	178,016
3,000	5.000%, 6/01/27 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	3,337,800
	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A:
500	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	512,390
1,295	5.000%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,327,090
1,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	2,091,382
	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007:
500	5.000%, 11/01/20 (Pre-refunded 11/01/17)	11/17 at 100.00	N/R (4)	563,190
3,425	5.000%, 11/01/27 (Pre-refunded 11/01/17)	11/17 at 100.00	N/R (4)	3,857,852
4,260	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)	No Opt. Call	Aaa	4,991,868
2,990	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, 5.000%, 3/01/36 (Pre-refunded 3/01/16)	3/16 at 100.00	N/R (4)	3,167,995
2,250	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA (4)	2,544,458
	University of North Carolina System, Pooled Revenue Bonds, Series 2005A:
555	5.000%, 4/01/22 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	N/R (4)	564,241
155	5.000%, 4/01/22 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	N/R (4)	157,581
1,000	Wilmington, North Carolina, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/25 (Pre-refunded 6/01/15) – AGM Insured	6/15 at 100.00	AA+ (4)	1,024,780
25,835	Total U.S. Guaranteed			28,855,314
	Utilities – 10.1% (6.8% of Total Investments)
5,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bond, Duke Energy Carolinas Project, Refunding Series 2008B, 4.625%, 11/01/40	11/20 at 100.00	Aa2	5,316,399
2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	2,630,950

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,400	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	A–	$1,589,266
3,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A, 5.000%, 1/01/25	7/22 at 100.00	A–	4,053,035
	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
95	6.000%, 1/01/22	No Opt. Call	A–	118,547
180	6.000%, 1/01/22 – FGIC Insured	No Opt. Call	A3	224,615
1,100	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	1,228,777
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2012A:
4,000	5.000%, 1/01/18	No Opt. Call	A	4,504,800
2,000	5.000%, 1/01/19	No Opt. Call	A	2,302,980
1,050	4.000%, 1/01/20	No Opt. Call	A	1,177,932
250	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008A, 5.250%, 1/01/20	1/18 at 100.00	A	278,738
1,535	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2012B, 5.000%, 1/01/21	No Opt. Call	A	1,812,804
22,610	Total Utilities			25,238,843
	Water and Sewer – 26.4% (17.7% of Total Investments)
1,605	Broad River Water Authority, North Carolina, Water System Revenue Bonds, Series 2005, 5.000%, 6/01/20 – SYNCORA GTY Insured	6/15 at 100.00	A2	1,629,685
3,100	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA	3,412,325
1,145	Brunswick County, North Carolina, Enterprise Systems Revenue Refunding Bonds, Series 2012A, 5.000%, 4/01/25	4/22 at 100.00	AA–	1,349,978
	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008:
425	5.000%, 8/01/28	8/18 at 100.00	AA+	475,987
1,005	5.000%, 8/01/35	8/18 at 100.00	AA+	1,114,495
2,135	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA+	2,414,215
1,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,110,630
	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011:
3,860	5.000%, 2/01/36	2/21 at 100.00	AA	4,272,557
1,250	5.000%, 2/01/41	2/21 at 100.00	AA	1,370,338
8,600	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41	6/21 at 100.00	AAA	9,548,320
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/28	5/22 at 100.00	AA–	1,791,099
1,210	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/23 – NPFG Insured	6/18 at 100.00	AA–	1,359,145
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
2,020	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	2,368,127
1,020	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA	1,190,034
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011:
600	5.625%, 6/01/30 – AGC Insured	6/21 at 100.00	AA	703,086
2,100	5.750%, 6/01/36 – AGC Insured	6/21 at 100.00	AA	2,454,564
1,400	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B, 5.000%, 6/01/23 – SYNCORA GTY Insured	No Opt. Call	A+	1,405,474

Nuveen Investments	53

NNC	Nuveen North Carolina Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A:
$550	5.000%, 3/01/30	3/22 at 100.00	AAA	$637,764
1,600	5.000%, 3/01/31	3/22 at 100.00	AAA	1,850,736
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A:
5,000	5.000%, 3/01/28	3/23 at 100.00	AAA	5,945,800
3,785	5.000%, 3/01/43	3/23 at 100.00	AAA	4,303,772
4,010	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, 5.000%, 3/01/36	3/16 at 100.00	AAA	4,208,054
9,900	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37	6/17 at 100.00	AAA	10,755,259
58,855	Total Water and Sewer			65,671,444
$345,386	Total Long-Term Investments (cost $346,961,801)			371,235,270
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (50.3)% (5)			(125,000,000)
	Other Assets Less Liabilities – 1.0% (6)			2,396,020
	Net Assets Applicable to Common Shares – 100%			$248,631,290

Investments in Derivatives as of November 30, 2014

Credit Default Swaps outstanding:

			Current					Unrealized
		Buy/Sell	Credit	Notional	Fixed Rate	Termination		Appreciation
Counterparty	Reference Entity	Protection (7)	Spread (8)	Amount	(Annualized)	Date	Value	(Depreciation) (6)
Citibank N.A.	Commonwealth of Puerto Rico	Buy	25.5%	$3,020,000	5.000%	12/20/19	$731,495	$1,193

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.7%
(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(7)
The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)
The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

54	Nuveen Investments

NPV
Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 149.9% (100.0% of Total Investments)
	Consumer Staples – 5.0% (3.3% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$795	5.250%, 6/01/32	6/17 at 100.00	B	$751,824
700	5.625%, 6/01/47	6/17 at 100.00	B	536,746
73,500	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	5,433,855
325	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	No Opt. Call	BBB	309,966
6,425	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	4,525,642
2,145	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B–	1,537,858
83,890	Total Consumer Staples			13,095,891
	Education and Civic Organizations – 9.8% (6.5% of Total Investments)
1,615	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2012, 3.750%, 1/01/30	No Opt. Call	A1	1,647,558
580	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	BBB	597,783
1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,116,140
1,630	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,819,993
1,545	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	No Opt. Call	BBB–	1,489,457
995	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	1,017,248
8,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	9,440,694
3,570	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28	No Opt. Call	Aa1	4,005,826
3,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	3,442,650
500	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/15 at 100.00	N/R	501,395
500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	558,870
23,435	Total Education and Civic Organizations			25,637,614
	Health Care – 28.3% (18.9% of Total Investments)
5,000	Arlington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	AA–	5,586,150
	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
1,545	5.000%, 9/01/27	9/17 at 100.00	A	1,643,803
250	5.000%, 9/01/37	9/17 at 100.00	A	265,073

Nuveen Investments	55

NPV	Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,145	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA	$2,323,936
3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/40	1/23 at 100.00	A+	3,803,153
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	1,111,990
3,340	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009, Trust 11733, 15.266%, 11/15/29 (IF)	5/19 at 100.00	AA+	4,669,687
4,950	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	5,827,289
	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007:
1,080	5.250%, 6/15/18	No Opt. Call	Baa1	1,193,022
2,500	5.250%, 6/15/23	No Opt. Call	Baa1	2,837,475
560	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	AA–	604,834
9,265	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AA	9,607,340
1,500	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured	No Opt. Call	AA–	1,692,390
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Refunding Bonds, Novant Health Obligated Group-Prince William Hospital, Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,445,733
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
2,000	5.250%, 6/15/25	6/16 at 100.00	Baa1	2,067,000
2,000	5.250%, 6/15/26	6/16 at 100.00	Baa1	2,064,080
2,025	5.250%, 6/15/31	6/16 at 100.00	Baa1	2,082,206
7,395	5.250%, 6/15/37	6/16 at 100.00	Baa1	7,583,645
2,550	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,797,503
4,425	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	4,614,833
2,335	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	2,594,138
1,620	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	1,786,163
2,855	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	2,990,356
1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	1,132,282
67,890	Total Health Care			74,324,081
	Housing/Multifamily – 1.3% (0.9% of Total Investments)
910	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Arlington View Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Mandatory put 11/01/19) (Alternative Minimum Tax)	3/15 at 100.00	AA	912,512
400	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	423,292
530	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	563,724
1,420	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,507,685
3,260	Total Housing/Multifamily			3,407,213

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 6.7% (4.5% of Total Investments)
$2,740	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	$2,791,156
7,900	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	8,028,058
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-5:
2,500	4.550%, 7/01/31	10/22 at 100.00	AAA	2,740,500
2,000	4.800%, 7/01/38	10/22 at 100.00	AAA	2,183,320
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
715	4.400%, 10/01/31	10/22 at 100.00	AAA	773,287
1,000	4.750%, 10/01/38	10/22 at 100.00	AAA	1,088,250
16,855	Total Housing/Single Family			17,604,571
	Long-Term Care – 8.7% (5.8% of Total Investments)
2,000	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Canterbury of the Blue Ridge, Series 2007, 5.000%, 1/01/31	1/17 at 100.00	N/R	2,028,840
1,000	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%, 12/01/39	12/15 at 100.00	N/R	725,170
5,585	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	BBB	5,794,493
	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A:
1,000	4.750%, 10/01/26	10/16 at 100.00	A	1,026,340
800	4.875%, 10/01/36	10/16 at 100.00	A	817,696
3,870	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	10/15 at 101.00	BBB+	3,937,222
3,590	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	3,602,888
1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 4.625%, 12/01/27	12/22 at 100.00	N/R	994,680
1,500	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39	12/16 at 100.00	N/R	1,468,545
1,000	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	1,008,090
1,000	Virginia Beach Development Authority, Virginia, Residential Care Facility Mortgage Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2005, 5.000%, 11/01/22	11/15 at 100.00	N/R	1,011,780
500	Winchester Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27	1/15 at 100.00	BBB+	500,590
22,845	Total Long-Term Care			22,916,334
	Tax Obligation/General – 12.5% (8.4% of Total Investments)
1,440	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	A1	1,699,430
1,000	Chesterfield County, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 5.000%, 1/01/16	No Opt. Call	AAA	1,052,140
5,350	Chesterfield County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2014B, 4.000%, 1/01/16	No Opt. Call	AAA	5,570,688
1,070	Norfolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 3/01/15 – NPFG Insured	No Opt. Call	AA+	1,083,557
6,050	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	6,929,247
1,280	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA	1,301,376
610	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 6.000%, 7/01/15 – NPFG Insured	No Opt. Call	AA–	617,466
560	Puerto Rico, General Obligation Bonds, Series 2004A, 5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA	561,271

Nuveen Investments	57

NPV	Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,000	Richmond, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 5.000%, 7/15/22	7/19 at 100.00	AA+	$1,166,800
1,295	Richmond, Virginia, General Obligation Bonds, Refunding & Improvement Series 2012B, 5.000%, 7/15/15	No Opt. Call	AA+	1,334,925
1,535	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/15	No Opt. Call	AAA	1,609,586
	Virginia Beach, Virginia, General Obligation Bonds, Series 2008:
4,500	5.000%, 10/01/27 (UB)	10/17 at 100.00	AAA	4,951,440
4,500	5.000%, 10/01/26 (UB)	10/17 at 100.00	AAA	4,983,390
30,190	Total Tax Obligation/General			32,861,316
	Tax Obligation/Limited – 23.9% (15.9% of Total Investments)
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
595	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	512,557
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	410,181
880	Cumberland County, Virginia, Certificates of Participation, Series 1997, 6.375%, 7/15/17	No Opt. Call	N/R	952,301
600	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	No Opt. Call	N/R	594,672
4,000	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011, 5.000%, 4/01/27	No Opt. Call	AA	4,611,560
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,134,607
500	5.250%, 1/01/36	1/22 at 100.00	A	557,005
	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
2,480	5.000%, 6/15/15 – NPFG Insured	No Opt. Call	AA–	2,544,083
5,700	5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	AA–	5,819,529
890	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	975,360
645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Caa1	624,237
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
5,085	0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	BB	1,755,800
5,000	0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BB	622,700
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/28 – AMBAC Insured	No Opt. Call	BB	2,209,823
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,801,400
5	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	5,068
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/28 – NPFG Insured	No Opt. Call	AA–	798,654
95	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	No Opt. Call	N/R	97,523
5,000	Stafford County Economic Development Authority, Virginia, Lease Revenue Bonds, Public Facility Projects, Series 2008, 5.000%, 4/01/33 – AGC Insured (UB)	4/18 at 100.00	AA	5,642,112
3,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	3,296,430
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	1,092,060
1,280	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,427,802

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,950	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	$2,157,539
	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2011A:
500	5.000%, 2/01/17	No Opt. Call	AA+	548,950
1,200	4.000%, 2/01/29	No Opt. Call	AA+	1,280,748
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Tender Option Bond Trust 09-3B, 13.170%, 2/01/27 (IF) (4)	2/19 at 100.00	AA+	2,383,697
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Tender Option Bond Trust 09-4B, 13.170%, 2/01/28 (IF) (4)	2/19 at 100.00	AA+	2,327,837
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2006, 5.000%, 8/01/15	No Opt. Call	AA+	2,065,800
5,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2007A, 5.000%, 8/01/15	No Opt. Call	AA+	5,164,500
2,055	Virginia Public School Authority, Literary Trust Fund State Appropriation Bonds, School Technology Notes, Series 2013-I, 5.000%, 4/15/15	No Opt. Call	AA+	2,093,285
5,260	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	No Opt. Call	AAA	6,002,975
95	Virginia Resources Authority, Infrastructure Revenue Bonds, Prerefunded-Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19	No Opt. Call	AA	95,380
1,000	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2006C, 5.000%, 5/15/23	No Opt. Call	AA+	1,062,130
77,320	Total Tax Obligation/Limited			62,668,305
	Transportation – 27.2% (18.1% of Total Investments)
1,000	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Refunding Bonds, Series 1998, 5.500%, 7/01/25 – NPFG Insured	No Opt. Call	AA–	1,178,640
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
2,000	0.000%, 7/15/32	7/28 at 100.00	BBB	1,383,800
4,125	0.000%, 7/15/40	7/28 at 100.00	BBB	2,680,961
1,000	0.000%, 7/15/40 – AGM Insured	7/28 at 100.00	AA	678,960
6,700	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	6,972,154
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
4,000	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	2,550,200
11,825	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	4,861,849
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	420,438
5,010	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	1,558,310
750	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2010B, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/20 at 100.00	AA–	858,975
300	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2005A, 5.250%, 10/01/16 – NPFG Insured (Alternative Minimum Tax)	10/15 at 100.00	AA–	312,453
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2009C:
1,380	5.250%, 10/01/22 (WI/DD, Settling 12/01/14)	10/18 at 100.00	AA–	1,586,434
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–	1,348,068
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A:
3,400	5.000%, 10/01/30	10/20 at 100.00	AA–	3,907,518
420	5.000%, 10/01/35	10/20 at 100.00	AA–	476,053
2,500	Metropolitan Washington Airports Authority, Virginia, System Revenue Bonds, Series 2007B, 5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,664,300
3,000	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AA–	3,390,810

Nuveen Investments	59

NPV	Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A:
$2,000	5.125%, 7/01/49	No Opt. Call	BBB–	$2,153,880
1,075	5.000%, 7/01/52	No Opt. Call	BBB–	1,142,747
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
1,000	0.000%, 7/01/28	No Opt. Call	BBB–	534,670
1,000	0.000%, 7/01/29	No Opt. Call	BBB–	506,970
2,000	0.000%, 7/01/30	No Opt. Call	BBB–	964,180
6,935	0.000%, 7/01/37	No Opt. Call	BBB–	2,271,351
15,285	0.000%, 7/01/45	No Opt. Call	BBB–	3,243,171
3,195	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	3,571,052
	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006:
3,000	4.750%, 7/01/31 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	AA+	3,003,960
3,415	5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	AA–	3,420,020
1,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,568,205
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
500	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	546,580
5,000	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,689,300
5,500	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,986,145
101,150	Total Transportation			71,432,154
	U.S. Guaranteed – 15.6% (10.4% of Total Investments) (5)
1,750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA (5)	2,087,260
1,000	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21 – AGM Insured (ETM)	No Opt. Call	AA (5)	1,156,150
1,000	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2005A, 5.000%, 7/01/18 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (5)	1,028,760
1,340	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/20 (Pre-refunded 1/01/15) – NPFG Insured	1/15 at 100.00	AA (5)	1,346,003
2,300	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18 (Pre-refunded 5/15/16)	5/16 at 100.00	AA+ (5)	2,457,182
1,270	James City County Economic Development Authority, Virginia, Lease Revenue Bonds, County Government Projects, Series 2005, 5.000%, 7/15/19 (Pre-refunded 7/15/15)	7/15 at 100.00	AA+ (5)	1,308,900
1,000	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA	1,004,490
500	Loudoun County, Virginia, General Obligation Bonds, Public Improvement Series 2005B, 5.000%, 6/01/18 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	512,415
1,700	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/25 (Pre-refunded 12/01/16)	12/16 at 100.00	AAA	1,857,165
3,000	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 (Pre-refunded 2/01/15) – NPFG Insured	2/15 at 100.00	AA– (5)	3,025,620
580	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005, 5.000%, 6/01/20 (Pre-refunded 6/01/15) – AMBAC Insured	6/15 at 100.00	Aa1 (5)	594,372
145	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	168,268
710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	A2 (5)	877,709
620	Richmond, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2005A, 5.000%, 7/15/17 (Pre-refunded 7/15/15) – AGM Insured	7/15 at 100.00	AA+ (5)	638,829

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A:
$710	5.000%, 8/01/23 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	A3 (5)	$764,400
2,490	5.000%, 8/01/23 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	A3 (5)	2,680,784
	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C:
50	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	54,847
60	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	65,816
105	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	115,395
190	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	208,419
2,135	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37 (Pre-refunded 6/01/15)	6/15 at 100.00	N/R (5)	2,187,606
	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
3,510	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa	3,605,893
1,860	5.625%, 6/01/37 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa	1,912,006
2,295	Virginia Beach Development Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 5/01/22 (Pre-refunded 5/01/15)	5/15 at 100.00	AA+ (5)	2,342,598
2,100	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20 (Pre-refunded 1/15/16)	1/16 at 100.00	AAA	2,211,552
30	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	34,601
2,540	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	AA+ (5)	2,623,591
1,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2008, 5.000%, 10/01/19 (Pre-refunded 10/01/18)	10/18 at 100.00	AAA	1,155,890
3,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA+ (5)	3,084,840
38,990	Total U.S. Guaranteed			41,111,361
	Utilities – 1.9% (1.3% of Total Investments)
395	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	438,885
655	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007UU, 5.000%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	661,602
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	7/17 at 100.00	BB+	733,665
3,250	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	3,305,673
5,030	Total Utilities			5,139,825
	Water and Sewer – 9.0% (6.0% of Total Investments)
1,395	Fairfax County, Virginia, Sewer Revenue Bonds, Series 2012, 5.000%, 7/15/18	No Opt. Call	AAA	1,605,129
810	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	927,669
6,500	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39	No Opt. Call	AA+	7,260,889
	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001:
1,265	5.500%, 11/15/17 – AGM Insured	No Opt. Call	AA	1,391,019
3,000	5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA	3,460,200
700	Upper Occoquan Sewage Authority, Virginia, Regional Sewerage System Revenue Refunding Bonds, Series 2004, 5.000%, 7/01/15 – NPFG Insured	No Opt. Call	AAA	720,006

Nuveen Investments	61

NPV	Nuveen Virginia Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$3,300	Virginia Beach, Virginia, Water and Sewer System Revenue Bonds, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	AAA	$3,416,226
1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland County – Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34	11/22 at 63.13	AA	474,670
3,050	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, Trust 3036, 13.399%, 10/01/15 (IF)	No Opt. Call	AAA	4,363,086
21,020	Total Water and Sewer			23,618,894
$491,875	Total Long-Term Investments (cost $370,518,039)			393,817,559
	Floating Rate Obligations – (3.5)%			(9,250,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.7)% (6)			(128,000,000)
	Other Assets Less Liabilities – 2.3%			6,069,394
	Net Assets Applicable to Common Shares – 100%			$262,636,953

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.5%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

62	Nuveen Investments

Statement of
	Assets and Liabilities	November 30, 2014 (Unaudited)

	Georgia	Maryland		Minnesota
	Dividend	Premium		Municipal
	Advantage 2	Income		Income
	(NKG )	(NMY	)	(NMS	)
Assets
Long-term investments, at value (cost $211,135,347, $500,173,917 and $121,584,461, respectively)	$222,915,093	$524,504,045		$131,516,919
Cash	4,383,047	—		374,456
Credit default swaps premiums paid	436,497	—		—
Unrealized appreciation on credit default swaps	1,916	—		—
Receivable for:
Interest	3,335,554	8,439,844		1,586,256
Investments sold	9,000	6,422,149		136,342
Deferred offering costs	131,867	152,470		249,933
Other assets	3,707	20,180		260
Total assets	231,216,681	539,538,688		133,864,166
Liabilities
Cash overdraft	—	191,750		—
Floating rate obligations	3,245,000	17,170,000		—
Payable for:
Common share dividends	544,579	1,270,570		372,676
Common shares repurchased and retired	—	31,650		—
Interest	41	92		24
Investments purchased	3,367,680	4,311,550		2,002,127
Offering costs	50,180	46,746		55,527
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	—	—		—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	75,000,000	167,000,000		44,100,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—	—		—
Accrued expenses:
Management fees	114,519	261,119		66,125
Trustees fees	2,340	14,406		551
Other	132,104	188,583		85,899
Total liabilities	82,456,443	190,486,466		46,682,929
Net assets applicable to common shares	$148,760,238	$349,052,222		$87,181,237
Common shares outstanding	10,548,790	23,704,666		5,570,806
Net asset value (“NAV”) per common share outstanding	$14.10	$14.73		$15.65
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$105,488	$237,047		$55,708
Paid-in surplus	142,453,986	333,618,998		77,895,921
Undistributed (Over-distribution of) net investment income	(141,486)	1,687,586		354,603
Accumulated net realized gain (loss)	(5,439,412)	(10,821,537)		(1,057,453)
Net unrealized appreciation (depreciation)	11,781,662	24,330,128		9,932,458
Net assets applicable to common shares	$148,760,238	$349,052,222		$87,181,237
Authorized shares:
Common	Unlimited	Unlimited		Unlimited
Preferred	Unlimited	Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Assets and Liabilities (Unaudited) (continued)

			North
	Missouri		Carolina		Virginia
	Premium		Premium		Premium
	Income		Income		Income
	(NOM	)	(NNC	)	(NPV	)
Assets
Long-term investments, at value (cost $49,197,136, $346,961,801 and $370,518,039, respectively)	$52,696,712		$371,235,270		$393,817,559
Cash	346,392		—		1,201,813
Credit default swaps premiums paid	—		730,302		—
Unrealized appreciation on credit default swaps	—		1,193		—
Receivable for:
Interest	667,692		5,285,289		5,503,653
Investments sold	15,180		—		1,737,917
Deferred offering costs	87,725		112,012		428,367
Other assets	2,031		15,745		245,935
Total assets	53,815,732		377,379,811		402,935,244
Liabilities
Cash overdraft	—		539,656		—
Floating rate obligations	2,225,000		—		9,250,000
Payable for:
Common share dividends	134,869		847,392		1,066,653
Common shares repurchased and retired	—		—		—
Interest	31,290		68		—
Investments purchased	395,766		2,002,975		1,601,945
Offering costs	—		—		—
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	17,880,000		—		—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	—		125,000,000		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		—		128,000,000
Accrued expenses:
Management fees	25,701		184,378		199,159
Trustees fees	532		10,335		10,723
Other	19,602		163,717		169,811
Total liabilities	20,712,760		128,748,521		140,298,291
Net assets applicable to common shares	$33,102,972		$248,631,290		$262,636,953
Common shares outstanding	2,332,041		16,443,509		17,933,247
Net asset value (“NAV”) per common share outstanding	$14.19		$15.12		$14.65
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$23,320		$164,435		$179,332
Paid-in surplus	30,896,464		224,295,778		251,143,822
Undistributed (Over-distribution of) net investment income	122,585		(249,951)		1,236,712
Accumulated net realized gain (loss)	(1,438,973)		146,366		(13,222,433)
Net unrealized appreciation (depreciation)	3,499,576		24,274,662		23,299,520
Net assets applicable to common shares	$33,102,972		$248,631,290		$262,636,953
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of
	Operations	(Unaudited)

	Georgia	Maryland	Minnesota
	Dividend	Premium	Municipal
	Advantage 2	Income	Income
	(NKG)	(NMY)	(NMS)
	Six Months	Six Months	Five Months	Ten Months
	Ended	Ended	Ended	Ended
	11/30/14	11/30/14	11/30/14	6/30/14
Investment Income	$4,784,218	$10,844,204	$2,192,810	$3,794,393
Expenses
Management fees	696,798	1,598,185	212,524	269,915
Shareholder servicing agent fees and expenses	22,810	39,783	9,998	31,538
Interest expense and amortization of offering costs	389,770	915,155	179,165	92,504
Administrative fees	—	—	50,724	154,237
Liquidity fees	—	—	—	—
Remarketing fees	—	—	—	—
Custodian fees and expenses	20,616	44,224	8,492	11,639
Directors/Trustees fees	3,919	8,786	19,096	52,513
Professional fees	26,350	18,685	32,909	97,551
Shareholder reporting expenses	16,907	25,210	22,110	17,504
Stock exchange listing fees	15,661	49,549	2,325	8,682
Investor relations expenses	13,341	30,504	2,396	—
Other expenses	20,878	39,464	20,932	108,059
Total expenses	1,227,050	2,769,545	560,671	844,142
Net investment income (loss)	3,557,168	8,074,659	1,632,139	2,950,251
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(117,659)	(344,876)	15,403	(616,939)
Swaps	(5,625)	—	—	—
Change in net unrealized appreciation depreciation of:
Investments	1,203,257	1,323,123	751,316	5,934,559
Swaps	1,916	—	—	—
Net realized and unrealized gain (loss)	1,081,889	978,247	766,719	5,317,620
Distributions to Preferred Shareholders
From net investment income	—	—	—	(22,615)
Net increase (decrease) in net assets applicable to common shares from operations	$4,639,057	$9,052,906	$2,398,858	$8,245,256

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of Operations (Unaudited) (continued)

		North
	Missouri	Carolina	Virginia
	Premium	Premium	Premium
	Income	Income	Income
	(NOM)	(NNC)	(NPV)
	Six Months	Six Months	Six Months
	Ended	Ended	Ended
	11/30/14	11/30/14	11/30/14
Investment Income	$1,189,416	$7,026,528	$8,696,678
Expenses
Management fees	156,430	1,123,894	1,209,112
Shareholder servicing agent fees and expenses	9,520	25,234	6,279
Interest expense and amortization of offering costs	234,178	646,159	117,257
Administrative fees	—	—	—
Liquidity fees	—	—	596,434
Remarketing fees	—	—	65,067
Custodian fees and expenses	7,555	31,588	34,691
Directors/Trustees fees	1,080	6,272	6,598
Professional fees	12,154	19,063	38,498
Shareholder reporting expenses	8,773	23,841	23,721
Stock exchange listing fees	7,640	42,028	4,425
Investor relations expenses	3,298	21,901	21,892
Other expenses	18,315	25,201	49,806
Total expenses	458,943	1,965,181	2,173,780
Net investment income (loss)	730,473	5,061,347	6,522,898
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(507,254)	(367,910)	(5,667,958)
Swaps	—	(6,463)	—
Change in net unrealized appreciation depreciation of:
Investments	636,427	4,072,170	9,055,828
Swaps	—	1,193	—
Net realized and unrealized gain (loss)	129,173	3,698,990	3,387,870
Distributions to Preferred Shareholders
From net investment income	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	$859,646	$8,760,337	$9,910,768

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of
	Changes in Net Assets	(Unaudited)

	Georgia Dividend Advantage 2 (NKG)		Maryland Premium Income (NMY)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/14	5/31/14	11/30/14	5/31/14
Operations
Net investment income (loss)	$3,557,168	$5,746,078	$8,074,659	$14,563,755
Net realized gain (loss) from:
Investments	(117,659)	(1,923,769)	(344,876)	(7,174,244)
Swaps	(5,625)	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	1,203,257	(3,375,095)	1,323,123	(13,432,561)
Swaps	1,916	—	—	—
Distributions to Preferred Shareholders:
From net investment income	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	4,639,057	447,214	9,052,906	(6,043,050)
Distributions to Common Shareholders
From net investment income	(3,386,162)	(6,772,323)	(7,977,181)	(16,109,148)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(3,386,162)	(6,772,323)	(7,977,181)	(16,109,148)
Capital Share Transactions
Common shares:
Issued in the Mergers	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	—	(5,033,230)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(5,033,230)	—
Net increase (decrease) in net assets applicable to common shares	1,252,895	(6,325,109)	(3,957,505)	(22,152,198)
Net assets applicable to common shares at the beginning of period	147,507,343	153,832,452	353,009,727	375,161,925
Net assets applicable to common shares at the end of period	$148,760,238	$147,507,343	$349,052,222	$353,009,727
Undistributed (Over-distribution of) net investment income at the end of period	$(141,486)	$(312,492)	$1,687,586	$1,590,108

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Changes in Net Assets (Unaudited) (continued)

	Minnesota Municipal Income (NMS)			Missouri Premium Income (NOM)
	Five Months	Ten Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/14	6/30/14	8/31/13	11/30/14	5/31/14
Operations
Net investment income (loss)	$1,632,139	$2,950,251	$3,742,771	$730,473	$1,523,906
Net realized gain (loss) from:
Investments	15,403	(616,939)	400,865	(507,254)	(762,358)
Swaps	—	—	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	751,316	5,934,559	(8,325,178)	636,427	(33,876)
Swaps	—	—	—	—	—
Distributions to Preferred Shareholders:
From net investment income	—	(22,615)	(64,655)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	2,398,858	8,245,256	(4,246,197)	859,646	727,672
Distributions to Common Shareholders
From net investment income	(1,734,151)	(3,068,590)	(3,682,308)	(853,259)	(1,704,949)
From accumulated net realized gains	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(1,734,151)	(3,068,590)	(3,682,308)	(853,259)	(1,704,949)
Capital Share Transactions
Common shares:
Issued in the Mergers	22,239,676	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	24,938	38,396
Cost of shares repurchased and retired	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	22,239,676	—	—	24,938	38,396
Net increase (decrease) in net assets applicable to common shares	22,904,383	5,176,666	(7,928,505)	31,325	(938,881)
Net assets applicable to common shares at the beginning of period	64,276,854	59,100,188	67,028,693	33,071,647	34,010,528
Net assets applicable to common shares at the end of period	$87,181,237	$64,276,854	$59,100,188	$33,102,972	$33,071,647
Undistributed (Over-distribution of) net investment income at the end of period	$354,603	$456,615	$597,569	$122,585	$245,371

See accompanying notes to financial statements.

68	Nuveen Investments

	North Carolina Premium Income (NNC)		Virginia Premium Income (NPV)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/14	5/31/14	11/30/14	5/31/14
Operations
Net investment income (loss)	$5,061,347	$8,942,805	$6,522,898	$12,751,003
Net realized gain (loss) from:
Investments	(367,910)	1,220,196	(5,667,958)	(7,575,431)
Swaps	(6,463)	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	4,072,170	(2,283,539)	9,055,828	(8,340,683)
Swaps	1,193	—	—	—
Distributions to Preferred Shareholders:
From net investment income	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	8,760,337	7,879,462	9,910,768	(3,165,111)
Distributions to Common Shareholders
From net investment income	(5,251,545)	(9,988,679)	(6,841,534)	(12,992,638)
From accumulated net realized gains	—	—	—	(139,879)
Decrease in net assets applicable to common shares from distributions to common shareholders	(5,251,545)	(9,988,679)	(6,841,534)	(13,132,517)
Capital Share Transactions
Common shares:
Issued in the Mergers	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	(1,369,083)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,369,083)	—	—	—
Net increase (decrease) in net assets applicable to common shares	2,139,709	(2,109,217)	3,069,234	(16,297,628)
Net assets applicable to common shares at the beginning of period	246,491,581	248,600,798	259,567,719	275,865,347
Net assets applicable to common shares at the end of period	$248,631,290	$246,491,581	$262,636,953	$259,567,719
Undistributed (Over-distribution of) net investment income at the end of period	$(249,951)	$(59,753)	$1,236,712	$1,555,348

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
	Cash Flows	(Unaudited)

	Georgia	Maryland	Minnesota
	Dividend	Premium	Municipal
	Advantage 2	Income	Income
	(NKG)	(NMY)	(NMS)
	Six Months	Six Months	Five Months	Ten Months
	Ended	Ended	Ended	Ended
	11/30/14	11/30/14	11/30/14	6/30/14
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$4,639,057	$9,052,906	$2,398,858	$8,267,871
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(10,650,979)	(91,765,988)	(4,453,409)	(7,502,193)
Proceeds from sales and maturities of investments	10,561,176	100,856,351	3,708,610	8,170,662
Proceeds from (Purchase of) short-term investments, net	—	—	181,287	68,660
Proceeds from (Payments for) swap contracts, net	(5,625)	—	—	—
Amortization (Accretion) of premiums and discounts, net	588,953	1,599,595	(344,476)	(570,451)
Amortization of deferred offering costs	26,402	30,528	(164,082)	(85,851)
(Increase) Decrease in:
Credit default swaps premiums paid	(436,497)	—	—	—
Receivable for interest	52,557	518,513	(159,061)	15,132
Receivable for investments sold	(9,000)	(5,278,022)	(136,342)	—
Other assets	14,815	45,822	132,563	35,543
Increase (Decrease) in:
Payable for common shares repurchased and retired	—	31,650	—	—
Payable for interest	(35,773)	(81,183)	24	—
Payable for investments purchased	3,367,680	4,311,550	1,352,127	—
Accrued management fees	(3,348)	(10,608)	39,413	—
Accrued Trustees fees	(69)	2,351	551	—
Accrued other expenses	(1,683)	(6,826)	(92,919)	9,786
Net realized gain (loss) from:
Investments	117,659	344,876	(15,403)	616,939
Paydowns	(690)	—	—	—
Swaps	5,625	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(1,203,257)	(1,323,123)	(751,316)	(5,934,559)
Swaps	(1,916)	—	—	—
Taxes paid on undistributed capital gains	—	(384)	—	—
Net cash provided by (used in) operating activities	7,025,087	18,328,008	1,696,425	3,091,539
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	—	(392,138)	(16,021)	—
Floating rate obligations	—	(4,765,000)	—	—
Payable for offering costs	(109,820)	(138,254)	55,527	—
Remarketed preferred shares, at liquidation value	—	—	—	(31,100,000)
VMTP Shares, at liquidation value	—	—	—	31,100,000
Cash distributions paid to common shareholders	(3,384,716)	(7,999,386)	(1,361,475)	(3,091,539)
Cost of shares repurchased and retired	—	(5,033,230)	—	—
Net cash provided by (used in) financing activities	(3,494,536)	(18,328,008)	(1,321,969)	(3,091,539)
Net Increase (Decrease) in Cash	3,530,551	—	374,456	—
Cash at the beginning of period	852,496	—	—	—
Cash at the end of period	$4,383,047	$—	$374,456	$—

	Georgia	Maryland	Minnesota
	Dividend	Premium	Municipal
	Advantage 2	Income	Income
Supplemental Disclosure of Cash Flow Information*	(NKG)	(NMY)	(NMS)
Cash paid for interest (excluding amortization of offering costs)	$399,141	$965,810	$163,289	$53,807
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	—	—

*
See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Mergers for more information of the non-cash activities related to Minnesota Municipal Income’s (NMS) Merger.

See accompanying notes to financial statements.

70	Nuveen Investments

		North
	Missouri	Carolina	Virginia
	Premium	Premium	Premium
	Income	Income	Income
	(NOM)	(NNC)	(NPV)
	Six Months	Six Months	Six Months
	Ended	Ended	Ended
	11/30/14	11/30/14	11/30/14
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$859,646	$8,760,337	$9,910,768
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(2,214,076)	(29,021,980)	(32,506,306)
Proceeds from sales and maturities of investments	1,349,752	26,599,107	32,838,169
Proceeds from (Purchase of) short-term investments, net	—	—	—
Proceeds from (Payments for) swap contracts, net	—	(6,463)	—
Amortization (Accretion) of premiums and discounts, net	27,736	1,290,321	4,902
Amortization of deferred offering costs	43,860	1,676	1,781
(Increase) Decrease in:
Credit default swaps premiums paid	—	(730,302)	—
Receivable for interest	(5,278)	536,944	360,806
Receivable for investments sold	1,767,973	9,816,210	1,122,450
Other assets	7,003	39,206	(5,214)
Increase (Decrease) in:
Payable for common shares repurchased and retired	—	—	—
Payable for interest	—	68	—
Payable for investments purchased	(394,994)	2,002,975	(1,074,976)
Accrued management fees	(802)	(6,410)	(4,783)
Accrued Trustees fees	(17)	1,607	1,781
Accrued other expenses	(21,631)	(7,746)	(65,839)
Net realized gain (loss) from:
Investments	507,254	367,910	5,667,958
Paydowns	—	—	—
Swaps	—	6,463	—
Change in net unrealized appreciation (depreciation) of:
Investments	(636,427)	(4,072,170)	(9,055,828)
Swaps	—	(1,193)	—
Taxes paid on undistributed capital gains	—	(41,246)	—
Net cash provided by (used in) operating activities	1,289,999	15,535,314	7,195,669
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	(115,500)	(8,916,651)	—
Floating rate obligations	—	—	—
Payable for offering costs	—	(35,979)	—
Remarketed preferred shares, at liquidation value	—	—	—
VMTP Shares, at liquidation value	—	—	—
Cash distributions paid to common shareholders	(828,107)	(5,213,601)	(6,802,349)
Cost of shares repurchased and retired	—	(1,369,083)	—
Net cash provided by (used in) financing activities	(943,607)	(15,535,314)	(6,802,349)
Net Increase (Decrease) in Cash	346,392	—	393,320
Cash at the beginning of period	—	—	808,493
Cash at the end of period	$346,392	$—	$1,201,813

		North
	Missouri	Carolina	Virginia
	Premium	Premium	Premium
	Income	Income	Income
Supplemental Disclosure of Cash Flow Information	(NOM)	(NNC)	(NPV)
Cash paid for interest (excluding amortization of offering costs)	$190,318	$625,274	$109,866
Non-cash financing activities not included herein consists of reinvestments of common share distributions	24,938	—	—

See accompanying notes to financial statements.

Nuveen Investments	71

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share NAV	Ending Market Value
Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2015(g)	$13.98	$0.34	$0.10	$—	$—		$0.44	$(0.32)	$—	$(0.32)	$—	$14.10	$12.59
2014	14.58	0.54	(0.50)	—	—		0.04	(0.64)	—	(0.64)	—	13.98	12.98
2013	14.71	0.60	(0.06)	—	—		0.54	(0.67)	—	(0.67)	—	14.58	13.39
2012	13.78	0.61	1.01	—	—		1.62	(0.69)	—	(0.69)	—	14.71	14.73
2011	14.21	0.65	(0.36)	—	—		0.29	(0.72)	—	(0.72)	—	13.78	13.92
2010	13.27	0.78	0.87	(0.02)	—		1.63	(0.69)	—	(0.69)	—	14.21	14.00

Maryland Premium Income (NMY)
Year Ended 5/31:
2015(g)	14.64	0.34	0.05	—	—		0.39	(0.33)	—	(0.33)	0.03	14.73	12.64
2014	15.56	0.60	(0.85)	—	—		(0.25)	(0.67)	—	(0.67)	—	14.64	12.91
2013	15.68	0.58	0.07	—	—		0.65	(0.77)	—	(0.77)	—	15.56	13.82
2012	14.37	0.68	1.40	—	—		2.08	(0.77)	—	(0.77)	—	15.68	15.64
2011	14.77	0.80	(0.43)	(0.01)	—		0.36	(0.76)	—	(0.76)	—	14.37	14.00
2010	13.58	0.84	1.10	(0.02)	—		1.92	(0.73)	—	(0.73)	—	14.77	14.43

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VMTP Shares, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing Georgia Dividend Advantage 2 (NKG) for any fees and expenses.

72	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

3.19%	(0.53)%	$148,760	1.66	%*	4.81	%*	N/A		N/A	5%
0.56	2.17	147,507	3.03		4.04		N/A		N/A	20
3.68	(4.83)	153,832	2.66		4.09		N/A		N/A	18
12.04	11.12	67,039	2.95		4.30		N/A		N/A	11
2.13	4.84	62,777	2.79		4.64		2.75%		4.68%	4
12.54	24.23	64,721	1.75		5.43		1.59		5.59	3

2.93	0.52	349,052	1.58	*	4.61	*	N/A		N/A	18
(1.38)	(1.43)	353,010	2.87		4.25		N/A		N/A	20
4.18	(7.10)	375,162	2.58		4.12		N/A		N/A	17
14.82	17.69	167,208	2.91		4.54		N/A		N/A	7
2.53	2.32	153,082	2.10		5.48		N/A		N/A	6
14.44	19.89	157,243	1.49		5.88		N/A		N/A	2

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Munifund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2015(g)	0.53	%*
2014	1.89
2013	1.51
2012	1.56
2011	1.60
2010	0.55

Maryland Premium Income (NMY)
Year Ended 5/31:
2015(g)	0.52	%*
2014	1.81
2013	1.46
2012	1.56
2011	1.00
2010	0.32

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended November 30, 2014.
N/A	Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Ending Common Share NAV	Ending Market Value
Minnesota Municipal Income (NMS)
Year Ended 5/31:
2015(g)	$15.50	$0.35	$0.19	$—	$—		$0.54	$(0.39)	$—	$(0.39)	$15.65	$14.89
Year Ended 6/30:
2014(h)	14.25	0.71	1.29	(0.01)	—		1.99	(0.74)	—	(0.74)	15.50	16.48
Year Ended 8/31:
2013	16.16	0.90	(1.90)	(0.02)	—		(1.02)	(0.89)	—	(0.89)	14.25	14.82
2012	14.56	0.90	1.56	(0.02)	—		2.44	(0.84)	—	(0.84)	16.16	17.52
2011	15.28	0.88	(0.71)	(0.03)	—		0.14	(0.86)	—	(0.86)	14.56	15.37
2010	13.39	0.92	1.91	(0.03)	—		2.80	(0.91)	—	(0.91)	15.28	15.70
2009	13.71	0.90	(0.22)	(0.11)	(0.03)		0.54	(0.79)	(0.07)	(0.86)	13.39	14.77

Missouri Premium Income (NOM)
Year Ended 5/31:
2015(f)	14.19	0.31	0.06	—	—		0.37	(0.37)	—	(0.37)	14.19	15.10
2014	14.61	0.65	(0.34)	—	—		0.31	(0.73)	—	(0.73)	14.19	15.08
2013	14.62	0.66	0.06	—	—		0.72	(0.73)	—	(0.73)	14.61	16.04
2012	13.19	0.69	1.52	—	—		2.21	(0.78)	—	(0.78)	14.62	16.90
2011	13.55	0.78	(0.35)	(0.01)	—		0.42	(0.78)	—	(0.78)	13.19	13.88
2010	12.44	0.83	0.99	(0.03)	—		1.79	(0.68)	—	(0.68)	13.55	16.50

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate	(e)

3.55%	(7.32)%	$87,181	1.84	%*	5.35	%*	3%

14.33	16.61	64,277	1.64	*	5.75	*	8

(6.77)	(10.99)	59,100	1.35		5.68		11
17.25	19.91	67,029	1.42		5.82		6
1.30	3.73	60,408	1.46		6.25		10
21.66	12.86	63,358	1.29		6.46		16
4.85	20.92	55,509	1.42		7.32		16

2.62	2.71	33,103	2.79	*	4.43	*	3
2.52	(0.83)	33,072	2.86		4.85		21
4.98	(0.67)	34,011	2.77		4.45		12
17.16	28.21	33,979	2.95		4.93		13
3.22	(11.29)	30,595	2.30		5.90		11
14.69	34.31	31,348	1.37		6.37		7

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, where applicable. For the years ended June 30, 2014 and prior, Minnesota Municipal Income’s (NMS) APRS includes the Remarket Preferred Shares of Minnesota Municipal Income Portfolio (MXA), where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Minnesota Municipal Income (NMS)
Year Ended 5/31:
2015(g)	0.59	%*
Year Ended 6/30:
2014(h)	0.18	*
Year Ended 8/31:
2013	—
2012	—
2011	—
2010	—
2009	—

Missouri Premium Income (NOM)
Year Ended 5/31:
2015(f)	1.42	%*
2014	1.51
2013	1.45
2012	1.55
2011	0.93
2010	0.03

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended November 30, 2014.
(g)	For the five months ended November 30, 2014.
(h)	For the ten months ended June 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share NAV	Ending Market Value
North Carolina Premium Income (NNC)
Year Ended 5/31:
2015(f)	$14.90	$0.31	$0.22	$—	$—		$0.53	$(0.32)	$—	$(0.32)	$0.01	$15.12	$13.03
2014	15.02	0.54	(0.06)	—	—		0.48	(0.60)	—	(0.60)	—	14.90	13.24
2013	15.30	0.56	(0.17)	—	—		0.39	(0.67)	—	(0.67)	—	15.02	13.88
2012	14.34	0.57	1.10	—	—		1.67	(0.71)	—	(0.71)	—	15.30	15.97
2011	14.72	0.69	(0.32)	(0.01)	—		0.36	(0.74)	—	(0.74)	—	14.34	14.41
2010	13.78	0.81	0.87	(0.03)	—		1.65	(0.71)	—	(0.71)	—	14.72	15.37

Virginia Premium Income (NPV)
Year Ended 5/31:
2015(f)	14.47	0.36	0.20	—	—		0.56	(0.38)	—	(0.38)	—	14.65	13.40
2014	15.38	0.71	(0.89)	—	—		(0.18)	(0.72)	(0.01)	(0.73)	—	14.47	13.39
2013	15.60	0.66	(0.10)	—	—		0.56	(0.76)	(0.02)	(0.78)	—	15.38	14.32
2012	14.42	0.68	1.32	—	—		2.00	(0.80)	(0.02)	(0.82)	—	15.60	17.05
2011	14.73	0.77	(0.27)	(0.01)	—		0.49	(0.80)	—	(0.80)	—	14.42	14.92
2010	13.76	0.88	0.93	(0.03)	—		1.78	(0.81)	—	(0.81)	—	14.73	15.85

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

76	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate	(e)

3.65%	0.83%	$248,631	1.59	%*	4.09	%*	7%
3.54	0.10	246,492	2.81		3.85		17
2.50	(9.16)	248,601	2.72		3.88		17
11.88	16.23	97,497	3.28		3.85		18
2.57	(1.27)	91,256	2.49		4.77		10
12.24	28.20	93,570	1.54		5.68		6

3.93	2.99	262,637	1.67	*	5.01	*	8
(0.79)	(0.93)	259,568	2.25		5.15		19
3.56	(11.76)	275,865	2.57		4.19		21
14.26	20.61	141,099	2.78		4.49		12
3.48	(0.58)	130,032	2.11		5.36		12
13.19	16.60	132,302	1.45		6.14		3

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares, VMTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

North Carolina Premium Income (NNC)
Year Ended 5/31:
2015(f)	0.52	%*
2014	1.70
2013	1.60
2012	1.71
2011	1.29
2010	0.34

Virginia Premium Income (NPV)
Year Ended 5/31:
2015(f)	0.60	%*
2014	1.18
2013	1.44
2012	1.41
2011	.93
2010	.29

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		MTP Shares at the End of Period(a)		VMTP Shares at the End of Period		ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverages Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2015(c)	$—	$—	$—	$—	$75,000	$298,347	$—
2014	—	—	—	—	75,000	296,676	—
2013	—	—	74,945	30.53	—	—	—
2012	—	—	32,265	30.78	—	—	—
2011	—	—	32,265	29.46	—	—	—
2010	—	—	32,265	30.06	—	—	—

Maryland Premium Income (NMY)
Year Ended 5/31:
2015(c)	—	—	—	—	167,000	309,013	—
2014	—	—	—	—	167,000	311,383	—
2013	—	—	166,144	32.58	—	—	—
2012	—	—	74,593	32.42	—	—	—
2011	—	—	74,593	30.52	—	—	—
2010	32,975	79,788	38,775	31.92	—	—	3.19

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015	(c)	2014		2013		2012	2011		2010
Georgia Dividend Advantage 2 (NKG)
Series 2015 (NKG PRC)
Ending Market Value per Share	$—		$—		$10.08		$10.10	$10.06		$9.99
Average Market Value per Share	—		10.03	△	10.08		10.07	10.02		9.99	^
Series 2015-1 (NKG PRD)(b)
Ending Market Value per Share	—		—		10.10		—	—		—
Average Market Value per Share	—		10.04	△	10.07	Ω	—	—		—
Series 2015-2 (NKG PRE)(b)
Ending Market Value per Share	—		—		10.12		—	—		—
Average Market Value per Share	—		10.03	△	10.07	Ω	—	—		—

Maryland Premium Income (NMY)
Series 2015 (NMY PRC)
Ending Market Value per Share	—		—		10.06		10.06	10.09		10.00
Average Market Value per Share	—		10.04	△	10.09		10.10	10.04		10.01	^
Series 2016 (NMY PRD)
Ending Market Value per Share	—		—		10.16		10.11	10.10		—
Average Market Value per Share	—		10.07	△	10.17		10.14	10.04	^^	—
Series 2015 (NMY PRE)(b)
Ending Market Value per Share	—		—		10.05		—	—		—
Average Market Value per Share	—		10.03	△	10.07	ΩΩ	—	—		—
Series 2015-1(NMY PRF)(b)
Ending Market Value per Share	—		—		10.06		—	—		—
Average Market Value per Share	—		10.03	△	10.07	ΩΩ	—	—		—
Series 2015-1(NMY PRG)(b)
Ending Market Value per Share	—		—		10.05		—	—		—
Average Market Value per Share	—		10.04	△	10.08	ΩΩ	—	—		—
Series 2016 (NMY PRH)(b)
Ending Market Value per Share	—		—		10.13		—	—		—
Average Market Value per Share	—		10.07	△	10.14	ΩΩ	—	—		—

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the six months ended November 30, 2014.
^	For the period January 29, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period March 15, 2011 (first issuance date of shares) through May 31, 2011.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period August 6, 2012 (effective date of the reorganizations) through May 31, 2013.
△	For the period June 1, 2013 through May 30, 2014.

See accompanying notes to financial statements.

78	Nuveen Investments

	ARPS at the			MTP Shares at		VMTP Shares
	End of Period			the End of Period(a)		at the End of Period
	Aggregate	Asset		Aggregate	Asset	Aggregate	Asset
	Amount	Coverage		Amount	Coverage	Amount	Coverages
	Outstanding	Per $25,000		Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share		(000)	Share	(000)	Share
Minnesota Municipal Income (NMS)
Year Ended 5/31:
2015(b)	$—	$—		$—	$—	$44,100	$297,690
Year Ended 6/30:
2014(d)	—	—		—	—	31,100	307	*
Year Ended 8/31:
2013	31,100	73	*	—	—	—	—
2012	31,100	79	*	—	—	—	—
2011	31,100	74	*	—	—	—	—
2010	31,100	76	*	—	—	—	—
2009	31,100	70	*	—	—	—	—

Missouri Premium Income (NOM)
Year Ended 5/31:
2015(c)	—	—		17,880	28.51	—	—
2014	—	—		17,880	28.50	—	—
2013	—	—		17,880	29.02	—
2012	—	—		17,880	29.00	—	—
2011	—	—		17,880	27.11	—	—
2010	16,000	73,981		—	—	—	—

*	Rounded to the nearest thousand (000).
(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015	(c)	2014	2013	2012	2011
Missouri Premium Income (NOM)
Series 2015 (NOM PRC)
Ending Market Value per Share	$10.02		$10.06	$10.03	$10.40	$13.88
Average Market Value per Share	10.04		10.04	10.08	9.98	15.41	△

(b)	For the five months ended November 30, 2014.
(c)	For the six months ended November 30, 2014.
(d)	For the ten months ended June 30, 2014.
△	For the period November 9, 2010 (first issuance date of shares) through May 31, 2011.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (Unaudited) (continued)

									ARPS and
									MTP Shares
	ARPS at the		MTP Shares at		VMTP Shares		VRDP Shares		at the
	End of Period		the End of Period(a)		at the End of Period		at the End of Period		End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Coverage Per
	Outstanding	Per $25,000	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000	$1 Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
North Carolina Premium Income (NNC)
Year Ended 5/31:
2015(c)	$—	$—	$—	$—	$125,000	$298,905	$—	$—	$—
2014	—	—	—	—	125,000	297,193	—	—	—
2013	—	—	124,860	29.91	—	—	—	—	—
2012	—	—	49,835	29.56	—	—	—	—	—
2011	—	—	49,835	28.31	—	—	—	—	—
2010	21,550	76,020	24,300	30.41	—	—	—	—	3.04

Virginia Premium Income (NPV)
Year Ended 5/31:
2015(c)	—	—	—	—	—	—	128,000	305,185	—
2014	—	—	—	—	—	—	128,000	302,787	—
2013	—	—	127,408	31.65	—	—	—	—	—
2012	—	—	61,408	32.98	—	—	—	—	—
2011	—	—	61,408	31.18	—	—	—	—	—
2010	25,550	82,269	32,205	32.91	—	—	—	—	3.29

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015	(c)	2014		2013		2012	2011		2010
North Carolina Premium Income (NNC)
Series 2015 (NNC PRC)
Ending Market Value per Share	$—		$—		$10.07		$10.11	$10.04		$9.99
Average Market Value per Share	—		10.03	^	10.10		10.09	10.04		10.01	△
Series 2016 (NNC PRD)
Ending Market Value per Share	—		—		10.08		10.10	10.00		—
Average Market Value per Share	—		10.04	^	10.09		10.07	9.94	△△	—
Series 2015 (NNC PRE)(b)
Ending Market Value per Share	—		—		10.06		—	—		—
Average Market Value per Share	—		10.03	^	10.07	Ω	—	—		—
Series 2015-1 (NNC PRF)(b)
Ending Market Value per Share	—		—		10.06		—	—		—
Average Market Value per Share	—		10.03	^	10.07	Ω	—	—		—
Series 2015-1 (NNC PRG)(b)
Ending Market Value per Share	—		—		10.06		—	—		—
Average Market Value per Share	—		10.03	^	10.07	Ω	—	—		—

Virginia Premium Income (NPV)
Series 2014 (NPV PRA)
Ending Market Value per Share	—		—		10.03		10.12	10.03		—
Average Market Value per Share	—		10.01	^^	10.08		10.10	10.02	**	—
Series 2015 (NPV PRC)
Ending Market Value per Share	—		—		10.09		10.13	10.01		10.00
Average Market Value per Share	—		10.04	^^	10.09		10.09	10.07		10.00	*
Series 2014 (NPV PRD)(b)
Ending Market Value per Share	—		—		10.06		—	—		—
Average Market Value per Share	—		10.04	^^	10.09	ΩΩ	—	—		—
Series 2014-1 (NPV PRE)(b)
Ending Market Value per Share	—		—		10.09		—	—		—
Average Market Value per Share	—		10.04	^^	10.09	ΩΩ	—	—		—

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the six months ended November 30, 2014.
△	For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.
△△	For the period December 14, 2010 (first issuance date of shares) through May 31, 2011.
*	For the period January 26, 2010 (first issuance date of shares) through May 31, 2010.
**	For the period March 14, 2011 (first issuance date of shares) through May 31, 2011.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period August 6, 2012 (effective date of the reorganizations) through May 31, 2013.
^	For the period June 1, 2013 through March 3, 2014.
^^	For the period June 1, 2013 through September 9, 2013.

See accompanying notes to financial statements.

80	Nuveen Investments

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG) (“Georgia Dividend Advantage 2 (NKG)”)
• Nuveen Maryland Premium Income Municipal Fund (NMY) (“Maryland Premium Income (NMY)”)
• Nuveen Minnesota Municipal Income Fund (NMS) (“Minnesota Municipal Income (NMS)”)
• Nuveen Missouri Premium Income Municipal Fund (NOM) (“Missouri Premium Income (NOM)”)
• Nuveen North Carolina Premium Income Municipal Fund (NNC) (“North Carolina Premium Income (NNC)”)
• Nuveen Virginia Premium Income Municipal Fund (NPV) (“Virginia Premium Income (NPV)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Common shares of Georgia Dividend Advantage 2 (NKG), Maryland Premium Income (NMY), Minnesota Municipal Income (NMS) North Carolina Premium Income (NNC) and Virginia Premium Income (NPV) are traded on the NYSE while common shares of Missouri Premium Income (NOM) are traded on the NYSE MKT. Georgia Dividend Advantage 2 (NKG), Minnesota Municipal Income (NMS) and Missouri Premium Income (NOM) were organized as Massachusetts business trusts on October 26, 2001, April 28, 2014 and March 29, 1993, respectively. Maryland Premium Income (NMY), North Carolina Premium Income (NNC) and Virginia Premium Income (NPV) were organized as Massachusetts business trusts on January 12, 1993.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement
On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Fund Mergers
Minnesota Municipal Income (NMS) was formed from the merger of the following two closed-end funds (each a “Target Fund’ and collectively, the “Target Funds”) advised by U.S. Bancorp Asset Management, Inc. with and into a wholly-owned subsidiary of Minnesota Municipal Income (NMS) (the “Merger Sub”) (the “Mergers”):

• Minnesota Municipal Income Portfolio Inc. (MXA) (“Minnesota Municipal Income Portfolio (MXA)”),
• First American Minnesota Municipal Income Fund II (MXN) (“Minnesota Municipal Income Fund II (MXN)”),

Minnesota Municipal Income Portfolio (MXA) is treated as the survivor of the Mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for Minnesota Municipal Income (NMS) for periods prior to October 6, 2014, is that of Minnesota

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Notes to Financial Statements (Unaudited) (continued)

Municipal Income Portfolio (MXA). Minnesota Municipal Income Portfolio’s (MXA) previous fiscal year end was June 30, 2014, and therefore Minnesota Municipal Income’s (NMS) reporting period for this report is from July 1, 2014 through November 30, 2014.

The Mergers became effective prior to the opening of business on October 6, 2014. Upon the closing of the Mergers, each Target Fund merged with and into the Merger Sub. Shareholders of each Target Fund received newly issued shares of Minnesota Municipal Income (NMS), the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the shares of each Target Fund held immediately prior to the Mergers (including for this purpose fractional Fund shares to which shareholders would have been entitled). Following completion of the Mergers, the Merger Sub distributed its assets to Minnesota Municipal Income (NMS), and Minnesota Municipal Income (NMS), assumed the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub. As a result of the Mergers, the assets of the Target Funds were combined, and the shareholders of each Target Fund became shareholders of Minnesota Municipal Income (NMS). Details of the Mergers are further described in Note 8 – Fund Mergers.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of November 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Outstanding when-issued/delayed delivery purchase commitments	$3,367,680		$4,311,550		$2,002,127		$395,766		$2,002,975		$1,601,945

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statements of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

MuniFund Term Preferred Shares
During the current fiscal period, Missouri Premium Income (NOM) had issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 liquidation value per share. The Fund’s MTP Shares were issued in one or more Series and traded on the NYSE MKT.

On November 19, 2014, the Funds’ Board of Trustees (the “Board”) approved a refinancing plan in which Missouri Premium Income (NOM) will redeem all of its outstanding MTP Shares at their $10.00 liquidation value per share, using proceeds from newly issued preferred shares.

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As of November 30, 2014, details of Missouri Premium Income’s (NOM) MTP Shares outstanding are as follows:

				Shares
				Outstanding
			Shares	at $10 Per Share	Annual
Fund	Series	NYSE MKT Ticker	Outstanding	Liquidation Value	Dividend Rate
Missouri Premium Income (NOM)	2015	NOM PRC	1,788,000	$17,880,000	2.10%

The Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares. The Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s series of MTP Shares are as follows:

			Term	Optional	Premium
Fund	Series	NYSE MKT Ticker	Redemption Date	Redemption Date	Expiration Date
Missouri Premium Income (NOM)	2015	NOM PRC	December 1, 2015	December 1, 2011	November 30, 2012

The average liquidation value of MTP Shares outstanding for the Fund during the six months ended November 30, 2014, was as follows:

	Missouri
	Premium
	Income
	(NOM	)
Average liquidation value of MTP Shares outstanding	$17,880,000

For financial reporting purposes, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publically available.

As of November 30, 2014, VMTP Shares outstanding, at liquidation value, for each Fund were as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value
Georgia Dividend Advantage 2 (NKG)	2017	750	$75,000,000
Maryland Premium Income (NMY)	2017	1,670	$167,000,000
Minnesota Municipal Income (NMS)	2017*	441	$44,100,000
North Carolina Premium Income (NNC)	2017	1,250	$125,000,000

*      Includes VMTP Shares resulting from the Mergers, as further described in Note 4 – Fund Shares.

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price

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Notes to Financial Statements (Unaudited) (continued)

per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Georgia Dividend Advantage 2 (NKG)	2017	June 1, 2017	June 1, 2015	May 31, 2015
Maryland Premium Income (NMY)	2017	June 1, 2017	June 1, 2015	May 31, 2015
Minnesota Municipal Income (NMS)	2017*	May 1, 2017	May 1, 2015	April 30, 2015
North Carolina Premium Income (NNC)	2017	March 1, 2017	March 1, 2015	April 30, 2015

*     Includes VMTP Shares resulting from the Mergers, as further described in Note 4 – Fund Shares.

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the six months ended November 30, 2014, were as follows:

							North
	Georgia		Maryland		Minnesota		Carolina
	Dividend		Premium		Municipal		Premium
	Advantage 2		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)*	(NNC	)
Average liquidation value of VMTP Shares outstanding	$75,000,000		$167,000,000		$35,636,913		$125,000,000
Annualized dividend rate	0.98%		1.00%		0.91%		1.00%

*     For the period July 1, 2014 through November 30, 2014.

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with their offerings of VMTP Shares, were recorded as a deferred charge which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
Virginia Premium Income (NPV) has issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

As of November 30, 2014, details of the Fund’s VRDP Shares outstanding are as follows:

			Shares Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Virginia Premium Income (NPV)	1	1,280	$128,000,000	August 3, 2043

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

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Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for the Fund during the six months ended November 30, 2014, were as follows:

	Virginia
	Premium
	Income
	(NPV	)
Average liquidation value of VRDP Shares outstanding	$128,000,000
Annualized dividend rate	0.15%

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs
Virginia Premium Income (NPV) has filed a registration statement with the Securities and Exchange Commission authorizing the Fund to issue 1.7 million additional common shares through an equity shelf program (“Shelf Offering”), which became effective during the prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share.

Common shares authorized, common shares issued and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the six months ended November 30, 2014 and fiscal year ended May 31, 2014 were as follows:

Virginia
Premium Income (NPV)
Six Months
	Ended	Year Ended
	11/30/14	5/31/14
Common shares authorized	1,700,000	1,700,000	*
Common shares issued	—	—
Offering proceeds, net of offering costs	—	—

*      Shelf Offering declared effective by the SEC during the prior fiscal period.

As of September 30, 2014, Virginia Premium Income’s (NPV) shelf offering registration statement is no longer effective. Therefore, the Fund may not issue additional common shares under its equity shelf program until a new registration statement is filed and declared effective by the SEC.

Costs incurred by the Fund in connection with its Shelf Offering are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Fund may incur in connection with its Shelf Offering are expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

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Notes to Financial Statements (Unaudited) (continued)

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of fixed income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

86	Nuveen Investments

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Georgia Dividend Advantage 2 (NKG)	Level 1	Level 2	Level 3	***	Total
Long-Term Investments*:
Municipal Bonds	$—	$222,062,316	$852,777		$222,915,093
Investments in Derivatives:
Credit Default Swaps**	—	1,916	—		1,916
Total	$—	$222,064,232	$852,777		$222,917,009

Maryland Premium Income (NMY)
Long-Term Investments*:
Municipal Bonds	$—	$521,853,967	$—		$521,853,967
Common Stocks	2,650,078	—	—		2,650,078
Total	$2,650,078	$521,853,967	$—		$524,504,045

Minnesota Municipal Income (NMS)
Long-Term Investments*:
Municipal Bonds	$—	$131,516,919	$—		$131,516,919

Missouri Premium Income (NOM)
Long-Term Investments*:
Municipal Bonds	$—	$52,696,712	$—		$52,696,712

North Carolina Premium Income (NNC)
Long-Term Investments*:
Municipal Bonds	$—	$371,235,270	$—		$371,235,270
Investments in Derivatives:
Credit Default Swaps**	—	1,193	—		1,193
Total	$—	$371,236,463	$—		$371,236,463

Virginia Premium Income (NPV)
Long-Term Investments*:
Municipal Bonds	$—	$393,817,559	$—		$393,817,559

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for a breakdown of securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

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Notes to Financial Statements (Unaudited) (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the period ended November 30, 2014, were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Average floating rate obligations outstanding	$3,245,000		$21,335,191		$—		$2,225,000		$—		$9,250,000
Average annual interest rate and fees	0.41%		0.69%		—%		0.23%		—%		0.33%

88	Nuveen Investments

As of November 30, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Floating rate obligations: self-deposited inverse floaters	$3,245,000		$17,170,000		$—		$2,225,000		$—		$9,250,000
Floating rate obligations: externally-deposited inverse floaters	5,635,000		—		—		—		—		20,070,000
Total	$8,880,000		$17,170,000		$—		$2,225,000		$—		$29,320,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of November 30, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Maximum exposure to Recourse Trusts	$—		$—		$—		$—		$—		$13,330,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative investments, such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps
A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and, for over-the-counter swaps, is recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities. This interest fee is recorded as a realized loss upon payment. Credit default swap contracts are valued daily.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or

Nuveen Investments	89

Notes to Financial Statements (Unaudited) (continued)

an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the period ended November 30, 2014, Georgia Dividend Advantage 2 (NKG) and North Carolina Premium Income (NNC) invested in credit default swaps to manage credit risk by purchasing credit protection.

The average notional amount of credit default swap contracts outstanding during the six months ended November 30, 2014, was as follows:

North
	Georgia		Carolina
	Dividend		Premium
	Advantage 2		Income
	(NKG	)	(NNC	)
Average notional amount of credit default swap contracts outstanding*	$603,333		$1,006,667

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Georgia Dividend Advantage 2 (NKG)
Credit	Swaps	Unrealized appreciation	$1,916	—	$—
		on credit default swaps
North Carolina Premium Income (NNC)
Credit	Swaps	Unrealized appreciation	$1,193	—	$—
		on credit default swaps

The following table presents the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of the end of the reporting period.

						Amounts
		Gross		Gross		Netted on	Net Unrealized	Collateral
		Unrealized		Unrealized		Statement of	Appreciation	Pledged
		Appreciation on		(Depreciation) on		Assets and	(Depreciation) on	to (from )	Net
Fund	Counterparty	Credit Default Swaps	**	Credit Default Swaps	**	Liabilities	Credit Default Swaps	Counterparty	Exposure
Georgia Dividend Advantage 2 (NKG)	Citibank N.A.	$1,916		$—		$—	$1,916	$(1,916)	$—
North Carolina Premium Income (NNC)	Citibank N.A.	1,193		—		—	1,193	(1,193)	—

**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

90	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the period ended November 30, 2014, and the primary underlying risk exposure.

				Change in Net
			Net Realized	Unrealized Appreciation
	Underlying	Derivative	Gain (Loss) From	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
Georgia Dividend Advantage 2 (NKG)	Credit	Swaps	$(5,625)	$1,916
North Carolina Premium Income (NNC)	Credit	Swaps	(6,463)	1,193

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
Transactions in common shares for the Funds during the period ended November 30, 2014, the ten months ended June 30, 2014, the fiscal year ended May 31, 2014 and the fiscal year ended August 31, 2013, where applicable were as follows:

	Georgia Dividend		Maryland Premium		Minnesota Municipal
	Advantage 2 (NKG)		Income (NMY)		Income (NMS)
	Six Months	Year	Six Months	Year	Five Months	Ten Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	11/30/14	5/31/14	11/30/14	5/31/14	11/30/14	6/30/14	8/31/13
Common shares:
Issued in the Mergers	—	—	—	—	1,424,063	—	—
Repurchased and retired	—	—	(400,000)	—	—	—	—

Weighted average common share:
Price per share repurchased and retired	—	—	$12.56	—	—	—	—
Discount per share repurchased and retired	—	—	13.89%	—	—	—	—

	Missouri Premium		North Carolina		Virginia Premium
	Income (NOM)		Premium Income (NNC)		Income (NPV)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	11/30/14	5/31/14	11/30/14	5/31/14	11/30/14	5/31/14
Common shares:
Issued to shareholders due to reinvestment of distributions	1,746	2,752	—	—	—	—
Repurchased and retired	—	—	(105,000)	—	—	—

Weighted average common share:
Price per share repurchased and retired	—	—	$13.02	—	—	—
Discount per share repurchased and retired	—	—	13.78%	—	—	—

Nuveen Investments	91

Notes to Financial Statements (Unaudited) (continued)

Preferred Shares
Transactions in preferred shares for the Funds during the period ended November 30, 2014, the ten month’s ended June 30, 2014, the fiscal year ended May 31, 2014 and the fiscal year ended August 31, 2013, where applicable, are noted in the following tables.

Transactions in MTP Shares for the Funds were as follows:

	Year Ended May 31, 2014
		NYSE/NYSE
	Series	MKT Ticker	Shares	Amount
Georgia Dividend Advantage 2 (NKG)
MTP Shares redeemed:
	2015	NKG PRC	(3,226,500)	$(32,265,000)
	2015-1	NKG PRD	(2,834,000)	(28,340,000)
	2015-2	NKG PRE	(1,434,000)	(14,340,000)
Total			(7,494,500)	$(74,945,000)

Maryland Premium Income (NMY)
MTP Shares redeemed:
	2015	NMY PRC	(3,877,500)	$(38,775,000)
	2016	NMY PRD	(3,581,800)	(35,818,000)
	2015	NMY PRE	(2,648,500)	(26,485,000)
	2015-1	NMY PRF	(2,730,000)	(27,300,000)
	2015-1	NMY PRG	(2,070,000)	(20,700,000)
	2016	NMY PRH	(1,706,600)	(17,066,000)
Total			(16,614,400)	$(166,144,000)

North Carolina Premium Income (NNC)
MTP Shares redeemed:
	2015	NNC PRC	(2,430,000)	$(24,300,000)
	2016	NNC PRD	(2,553,500)	(25,535,000)
	2015	NNC PRE	(1,660,000)	(16,600,000)
	2015-1	NNC PRF	(2,970,000)	(29,700,000)
	2015-1	NNC PRG	(2,872,500)	(28,725,000)
Total			(12,486,000)	$(124,860,000)

Virginia Premium Income (NPV)
MTP Shares redeemed:
	2014	NVP PRA	(2,920,300)	$(29,203,000)
	2015	NVP PRC	(3,220,500)	(32,205,000)
	2014	NPV PRD	(2,280,000)	(22,800,000)
	2014-1	NVP PRE	(4,320,000)	(43,200,000)
Total			(12,740,800)	$(127,408,000)

Transactions in Remarked Preferred Shares for the Funds were as follows:

	Ten Months Ended
	June 30, 2014
	Shares	Amount
Minnesota Municipal Income (NMS)
Remarked Preferred shares redeemed:
Series M	(622)	$(15,550,000)
Series W	(622)	(15,550,000)
Total	(1,244)	$(31,100,000)

92	Nuveen Investments

Transactions in VMTP Shares for the Funds were as follows:

	Five Months Ended
	November 30, 2014
	Series	Shares	Amount
Minnesota Municipal Income (NMS)
VMTP Shares resulting from the Mergers	2017	130	$13,000,000

	Ten Months Ended
	June 30, 2014
	Series	Shares	Amount
Minnesota Municipal Income (NMS)
VMTP Shares issued	2017	311	$31,100,000

	Year Ended May 31, 2014
	Series	Shares	Amount
Georgia Dividend Advantage 2 (NKG)
VMTP Shares issued	2017	750	$75,000,000
Maryland Premium Income (NMY)
VMTP Shares issued	2017	1,670	$167,000,000
North Carolina Premium Income (NNC)
VMTP Shares issued	2017	1,250	$125,000,000

Transactions in VRDP Shares for the Funds were as follows:

	Year Ended May 31, 2014
	Series	Shares	Amount
Virginia Premium Income (NPV)
VRDP Shares issued	1	1,280	$128,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the period ended November330, 2014, were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Purchases	$10,650,979		$91,765,988		$4,453,409		$2,214,076		$29,021,980		$32,506,306
Sales and maturities	10,561,176		100,856,351		3,708,610		1,349,752		26,599,107		32,838,169

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	93

Notes to Financial Statements (Unaudited) (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Dividend		Premium		Municipal		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Cost of investments	$207,776,788		$484,532,055		$121,495,651		$46,900,610		$346,798,482		$360,699,217
Gross unrealized:
Appreciation	$13,697,723		$27,933,391		$10,125,897		$3,725,951		$24,856,794		$29,529,302
Depreciation	(1,804,030)		(5,131,360)		(104,629)		(155,013)		(420,006)		(5,665,547)
Net unrealized appreciation (depreciation) of investments	$11,893,693		$22,802,031		$10,021,268		$3,570,938		$24,436,788		$23,863,755

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, distribution character reclassifications, paydowns and nondeductible reorganization expenses resulted in reclassifications among the Funds’ components of common share net assets as of the periods indicated below, as follows:

							North
	Georgia		Maryland		Missouri		Carolina		Virginia
	Dividend		Premium		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income
Year ended May 31, 2014	(NKG	)	(NMY	)	(NOM	)	(NNC	)	(NPV )
Paid-in-surplus	$(577,844)		$(1,108,688)		$(93,684)		$(987,565)		$(693,179)
Undistributed (Over-distribution of) net investment income	493,915		1,100,650		93,681		977,269		700,849
Accumulated net realized gain (loss)	83,929		8,038		3		10,296		(7,670)

Minnesota
Municipal
Income
Ten Months ended June 30, 2014	(NMS	)
Paid-in-surplus	$—
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	—

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of the periods indicated below, were as follows:

							North
	Georgia		Maryland		Missouri		Carolina		Virginia
	Dividend		Premium		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income
Year ended May 31, 2014	(NKG	)	(NMY	)	(NOM	)	(NNC	)	(NPV	)
Undistributed net tax-exempt income1	$185,325		$1,924,493		$354,669		$616,922		$2,187,299
Undistributed net ordinary income2	—		10,895		—		—		—
Undistributed net long-term capital gains	—		—		—		496,406		—

	Minnesota
	Municipal
	Income
Ten Months ended June 30, 2014	(NMS	)
Undistributed net tax-exempt income	$458,133
Undistributed net ordinary income2	3,029
Undistributed net long-term capital gains	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2014, paid on June 2, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

94	Nuveen Investments

The tax character of distributions paid during the periods indicated below, was designated for purposes of the dividends paid deduction as follows:

							North
	Georgia		Maryland		Missouri		Carolina		Virginia
	Dividend		Premium		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income
Year ended May 31, 2014	(NKG	)	(NMY	)	(NOM	)	(NNC	)	(NPV	)
Distributions from net tax-exempt income	$8,917,503		$21,036,311		$2,080,261		$13,080,537		$14,297,444
Distributions from net ordinary income2	819		55,441		—		3,040		9,687
Distributions from net long-term capital gains	—		—		—		—		139,974

	Minnesota
	Municipal
	Income
Ten Months ended June 30, 2014	(NMS	)
Distributions from net tax-exempt income	$3,066,938
Distributions from net ordinary income2	24,601
Distributions from net long-term capital gains	—

Minnesota
Municipal
Income
Year ended August 31, 2013	(NMS	)
Distributions from net tax-exempt income	$3,747,267
Distributions from net ordinary income2	—
Distributions from net long-term capital gains	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of the periods indicated below, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Georgia		Maryland		Missouri		Virginia
	Dividend		Premium		Premium		Premium
	Advantage 2		Income		Income		Income
May 31, 2014	(NKG	)	(NMY	)3	(NOM	)	(NPV	)
Expiration:
May 31, 2016	$462,549		$851,610		$—		$—
May 31, 2017	1,635,823		172,377		77,824		—
May 31, 2018	1,329,548		—		91,539		—
May 31, 2019	48,370		—		—		—
Not subject to expiration	895,118		6,790,849		691,272		6,487,908
Total	$4,371,408		$7,814,836		$860,635		$6,487,908

3	A portion of Maryland Premium Income’s (NMY) capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

	Minnesota
	Municipal
	Income
June 30, 2014	(NMS	)
Expiration:
June 30, 2018	$452,405
Not subject to expiration	516,691
Total	$969,096

During the Funds’ last tax year ended May 31, 2014, the following Fund utilized capital loss carryforwards as follows:

	North
	Carolina
	Premium
	Income
	(NNC	)
Utilized capital loss carryforwards	$734,088

Nuveen Investments	95

Notes to Financial Statements (Unaudited) (continued)

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Georgia		Maryland		Minnesota		Missouri		Virginia
	Dividend		Premium		Municipal		Premium		Premium
	Advantage 2		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NPV	)
Post-October capital losses4	$944,720		$375,356		$100,248	*	$71,083		$1,057,596
Late-year ordinary losses5	—		—		—		—		—

4	Capital losses incurred from November 1, 2013 through May 31, 2014, the Funds’ last tax year end.
5	Ordinary losses incurred from January 1, 2014 through May 31, 2014 and specified losses incurred from November 1, 2013 through May 31, 2014.
*	Capital losses incurred from November 1, 2013 through June 30, 2014, the Fund’s last tax year end.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Georgia Dividend Advantage 2 (NKG)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

Minnesota Municipal Income (NMS)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For managed assets over $1 billion	0.4000

Maryland Premium Income (NMY)
Missouri Premium Income (NOM)
North Carolina Premium Income (NNC)
Virginia Premium Income (NPV)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million.	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

96	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2014, the complex-level fee rate for each of these Funds was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Mergers
The Mergers were structured to qualify as tax-free mergers under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Mergers, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Mergers, were as follows:

	Minnesota		Minnesota
	Municipal		Municipal
	Income		Income
	Portfolio		Fund II
	(MXA	)	(MXN	)
Cost of investments	$86,735,071		$32,798,297
Fair value of investments	94,862,790		34,794,031
Net unrealized appreciation (depreciation) of investments	8,127,719		1,995,734

For financial reporting purposes, assets received and shares issued by Minnesota Municipal Income (NMS) were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of Minnesota Municipal Income’s (NMS) realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Nuveen Investments	97

Notes to Financial Statements (Unaudited) (continued)

Common Shares
The shares outstanding, net assets and NAV per share outstanding immediately prior to and after the Mergers are as follows:

	Minnesota		Minnesota
	Municipal		Municipal
	Income		Income
	Portfolio		Fund II
Target Funds – Prior to the Mergers	(MXA	)	(MXN	)
Shares outstanding	4,146,743		1,472,506
Net assets	$64,760,137		$22,239,676
NAV per share outstanding	$15.62		$15.10

Minnesota Municipal Income (NMS) – Prior to the Mergers
Shares outstanding	2
Net assets	$31
NAV per share outstanding	$15.62

Minnesota Municipal Income (NMS) – After the Mergers
Shares outstanding	5,570,806
Net assets	$86,999,844
NAV per share outstanding	$15.62

Preferred Shares
In connection with the Mergers, holders of the VMTP Shares of the Target Funds received on a one-for-one basis newly issued VMTP Shares of Minnesota Municipal Income (NMS), in exchange for VMTP Shares of the Target Funds held immediately prior to the Mergers.

Prior to the closing of the Mergers, details of the Target Funds’ outstanding VMTP Shares were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Target Funds	Series	Outstanding	Liquidation Value	Maturity
Minnesota Municipal Income Portfolio (MXA)	2017	311	$31,100,000	May 1, 2017
Minnesota Municipal Income Fund II (MXN)	2017	130	13,000,000	May 1, 2017

Details of Minnesota Municipal Income’s (NMS) VMTP Shares issued in connection with the Mergers were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Minnesota Municipal Income (NMS)	2017	441	$44,100,000	May 1, 2017

Pro Forma Results of Operations
Assuming the Mergers have been completed on July 1, 2014, the beginning of Minnesota Municipal Income’s (NMS) current fiscal period, the pro forma results of operations for the period ended November 30, 2014, are as follows:

	Minnesota
	Municipal
	Income
Pro Forma results of Operations	(NMS	)
Net investment income	$1,882,798
Net realized and unrealized gains (losses)	1,235,403
Change in net assets resulting from operations	3,118,201

Because the combined investment portfolios for the Mergers have been managed as a single integrated portfolio since the Mergers were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for Minnesota Municipal Income (NMS) since the Mergers were consummated.

98	Nuveen Investments

Additional Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner**	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.
** Retired from the Funds’ Board of Trustees effective December 31, 2014.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm***	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

***
During the fiscal period ended May 31, 2015, the Board of Trustees of Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Missouri Premium Income Municipal Fund (NOM), Nuveen North Carolina Premium Income Municipal Fund (NNC) and Nuveen Virginia Premium Income Municipal Fund (NPV), upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the then pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Funds for the two most recent fiscal periods ended May 31, 2014 and May 31, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended May 31, 2014 and May 31, 2013 for the Funds and for the period June 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

During the fiscal period ended May 31, 2015, the Board of Trustees of Nuveen Minnesota Municipal Income Fund (NMS), upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Fund. Also during the fiscal period ended May 31, 2015, Minnesota Municipal Income Portfolio Inc. (MXA) and First American Minnesota Municipal Income Fund II Inc. (MXN) merged into NMS, with MXA being the accounting survivor. Ernst & Young LLP (“Ernst & Young”) was the independent registered public accounting firm to MXA.

Ernst & Young’s report on MXA for the two most recent fiscal periods ended June 30, 2014 and August 31, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended June 30, 2014 and August 31, 2013 for the Fund and for the period July 1, 2014 through October 6, 2014 (the date of merger), there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements.

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares repurchased	—	400,000	—	—	105,000	—

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	99

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

100	Nuveen Investments

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Georgia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Maryland Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Minnesota Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond North Carolina Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Virginia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pays interest periodically.

Nuveen Investments	101

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

102	Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
Nuveen Maryland Premium Income Municipal Fund (NMY)
Nuveen Missouri Premium Income Municipal Fund (NOM)
Nuveen North Carolina Premium Income Municipal Fund (NNC)
Nuveen Virginia Premium Income Municipal Fund (NPV)

The board of trustees of each of the above-captioned Funds (collectively, the “Nuveen Fund Board”), including all of the board members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties, approved the respective Fund’s existing advisory and sub-advisory agreements at an in-person meeting held on April 30, 2014. A discussion of the approval at such meeting of the advisory and sub-advisory agreements for the above-captioned Funds can be found in the annual report for such Funds for the period ended May 31, 2014.

As discussed below, the current advisory and sub-advisory agreements of Nuveen Minnesota Municipal Income Fund were approved separately by the board of trustees of the Fund existing at the time of such approval. A discussion of the approval of such Fund’s advisory and sub-advisory agreements is set forth below. The members of the Nuveen Fund Board were appointed to the board of trustees of such Fund subsequent to the approval of the Fund’s advisory arrangements.

Nuveen Minnesota Municipal Income Fund (NMS)

Board Considerations in Approving the Fund’s Investment Management and Investment Sub-Advisory Agreements

At meetings held on April 28, 2014 and June 17-18, 2014, the Fund’s Board, which is comprised entirely of Independent Trustees, considered information relating to the proposed Investment Management Agreement between the Fund and Nuveen Fund Advisors, LLC (“NFA”) and the proposed Investment Sub-Advisory Agreement between NFA and Nuveen Asset Management, LLC (“NAM”) with respect to the Fund (collectively, the “Agreements”). In connection with the evaluation of the Agreements, the Board requested and received a substantial amount of information about NFA and NAM and the services to be provided to the Fund, along with other matters believed to be relevant to its deliberations.

In considering the Agreements, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided by NFA and NAM, (2) the costs of services to be provided by NFA and NAM, (3) the performance and discount history of the predecessor funds which were sub-advised by NFA and NAM, and (4) other benefits that may accrue to NFA and NAM through their relationship with the Fund. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreements. Before approving the Agreements, the Board met in executive session with their independent counsel to consider the materials provided by NFA and NAM and the terms of the Agreements. Based on its evaluation of those materials, the Board concluded that the Agreements were in the interest of the Fund. In reaching its conclusions, the Board considered the following factors:

Nuveen Investments	103

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Nature, Quality and Extent of Investment Advisory Services
The Board considered information about the nature, quality and extent of the services to be provided to the Fund under the Agreements. The Board considered that the advisory services to be provided to the Fund by NFA and NAM would be substantially similar to the advisory services provided by NFA and NAM to the predecessor funds. The Board noted that the Investment Management Agreement provides for the supervision of the Fund’s investment program, managing risks and leverage, determining dividends and distributions, providing tax advice and pricing the Fund’s securities. The Board further noted that the Investment Sub-Advisory Agreement provides that NAM shall make investment decisions, place purchase and sale orders for portfolio transactions in the Fund and employ professional portfolio managers and securities analysts to provide research services relating to the Fund.

Costs of Services to be Provided by Nuveen Fund Advisors and Nuveen Asset Management
The Board considered the proposed fund-level fee rate and the complex-level fee rate based on managed assets (i.e., the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage)), both of which include breakpoints. The Board noted that NFA had agreed to waive fees or reimburse expenses for the first two years after the closing of the mergers, so that the total annual operating expense ratio (excluding the costs of leverage) of the Fund will be equal to the lower of the total annual expense ratios (excluding the costs of leverage) of the predecessor funds for the period from the first day of the then-current fiscal year through the last day of the month prior to the consummation of the mergers, on an annualized basis.

Investment Performance
The Board considered the predecessor funds’ performance and discount history. The Board considered whether shareholders might benefit from the continuity of management and services to be provided under the Fund’s Agreements, if the mergers were approved by shareholders. The Board considered how the continuity of services provided by NFA and NAM might minimize the Fund’s trading discount in the future.

Other Benefits to Nuveen Fund Advisors and Nuveen Asset Management
In evaluating the benefits that may accrue to NFA and NAM, the Board noted that NFA and NAM served as sub-advisers to the predecessor funds and would continue in similar capacities under the Agreements.

After full consideration of these factors, the Board concluded that approval of the Agreements was in the interest of the Fund.

Board Considerations in connection with the Nuveen Change of Control Agreements
The Board noted that on April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments, Inc. (“Nuveen Investments”) from the investor group led by Madison Dearborn Partners. According to the proposed transaction, Nuveen Investments would become a wholly-owned subsidiary of TIAA-CREF and Nuveen Investments would operate as a separate subsidiary within TIAA-CREF’s asset management business (the “Change of Control Transaction”). Therefore, at the April 28, 2014 and June 17-18, 2014 meetings, the Board, all of whom are not “interested persons” as defined in the 1940 Act, also considered whether it would be in the best interests of the Fund to approve a new investment management agreement between the Fund and NFA and a new sub-advisory agreement between NFA and NAM (each, a “Nuveen Change of Control Agreement” and collectively, the “Nuveen Change of Control Agreements”).

104	Nuveen Investments

In connection with the evaluation of the Nuveen Change of Control Agreements, the Board requested and received a substantial amount of information about NFA and NAM and the services to be provided to the Fund, along with other matters believed to be relevant to its deliberations.

In considering the Nuveen Change of Control Agreements, the Board, advised by independent legal counsel, noted that each Nuveen Change of Control Agreement would take effect only if the closing of the Change of Control Transaction took place after the completion of the mergers. The Board reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided by NFA and NAM, (2) the costs of services to be provided by NFA and NAM, (3) the performance and discount history of the predecessor funds which were sub-advised by NFA and NAM, and (4) other benefits that may accrue to NFA and NAM through their relationship with the Fund. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Nuveen Change of Control Agreements.

Before approving the Nuveen Change of Control Agreements, the Board met in executive session with their independent counsel to consider the materials provided by NFA and NAM and the terms of the Nuveen Change of Control Agreements. Based on its evaluation of those materials, the Board concluded that the Nuveen Change of Control Agreements are fair and in the best interests of the Fund’s shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services
The Board considered information about the nature, quality and extent of the services to be provided to the Fund under the Nuveen Change of Control Agreements. The Board considered that the advisory services to be provided by NFA and NAM to the Fund under the applicable Nuveen Change of Control Agreement would be identical to those advisory services to be provided to the Fund under the Agreements. The Board noted that both the proposed Investment Management Agreement and Nuveen Change of Control Agreement with NFA provide that NFA’s investment advisory responsibilities include the supervision of the Fund’s investment program, managing risks and leverage, determining dividends and distributions, providing tax advice and pricing the Fund’s securities. The Board further noted that both the proposed Investment Sub-Advisory Agreement and Nuveen Change of Control Agreement with NAM provide that NAM’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in the Fund and employing professional portfolio managers and securities analysts to provide research services relating to the Fund.

Costs of Services to be Provided by Nuveen Fund Advisors and Nuveen Asset Management
The Board considered that the fees to be paid to NFA and NAM under the applicable Nuveen Change of Control Agreement will be identical to the fees payable under the Agreements.

Investment Performance of the Fund
The Board considered the predecessor funds’ performance and discount history. The Board considered whether the Fund may benefit from the continuity of management and services to be provided under the Nuveen Change of Control Agreements. The Board considered how the continuity of services provided by NFA and NAM might minimize the Fund’s trading discount in the future.

Nuveen Investments	105

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Other Benefits to Nuveen Fund Advisors and Nuveen Asset Management
In evaluating the benefits that may accrue to NFA and NAM, the Board noted that NFA and NAM are proposed to serve as adviser and sub-adviser to the Fund, respectively, and will continue in those capacities under the Nuveen Change of Control Agreements. The Board considered that each service to be provided to the Fund by NFA and NAM is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board approved the Nuveen Change of Control Agreements having concluded that the Nuveen Change of Control Agreements were in the interest of the Fund and its shareholders.

106	Nuveen Investments

Notes

Nuveen Investments	107

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-A-1114D 5383-INV-B01/16

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS

JUNE 1-30, 2014	0		0	2,410,000

JULY 1-31, 2014	32,500	$12.63	32,500	2,377,500

AUGUST 1-31, 2014	92,500	$12.56	92,500	2,312,500

SEPTEMBER 1-30, 2014	125,000	$12.52	125,000	2,187,500

OCTOBER 1-31, 2014	97,500	$12.58	97,500	2,090,000

NOVEMBER 1-30, 2014	52,500	$12.59	52,500	2,037,500

TOTAL	400,000

* The registrant's repurchase program, for the repurchase of 2,410,000 shares, was authorized November 20, 2013.  The program was reauthorized for a maximum repurchase amount of 2,405,000 shares on August 6, 2014.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Maryland Premium Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: February 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: February 5, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: February 5, 2015